THE
BEAR STEARNS
FUNDS

FIXED INCOME FUNDS

INCOME PORTFOLIO
HIGH YIELD TOTAL RETURN PORTFOLIO
EMERGING MARKETS DEBT PORTFOLIO

ANNUAL REPORT
MARCH 31, 2002

[BEAR STEARNS LOGO]

BSF-R-016-10

                             THE BEAR STEARNS FUNDS

                                Income Portfolio
                        High Yield Total Return Portfolio
                         Emerging Markets Debt Portfolio

                             LETTER TO SHAREHOLDERS

                                                                  April 25, 2002
Dear Shareholders:

We are pleased to present the annual report to shareholders for the Income Portfolio, High Yield Total Return Portfolio ("High Yield Portfolio") and Emerging Markets Debt Portfolio ("EMD Portfolio") for the fiscal year ended March 31, 2002. Detailed performance data for each class of shares of each Portfolio can be found in the "Financial Highlights" and line graph sections of this report.

INCOME PORTFOLIO

The fixed income markets were driven by a range of factors during the fiscal year: the economy, the Federal Reserve's changing policy on interest rates, and specific events such as the terrorist attacks of September 11th and the Enron debacle, all contributed to a shifting landscape and relatively good returns for fixed income investors.

Early in the year, expectations of a recession led to an increase in yield spreads across the board. This occurred within the context of an accommodative Federal Reserve and a steeper yield curve. A record level of debt issuance--which reached $600 billion for the year 2001--also drove spreads wider. (Issuance increased when companies rushed to lock in longer-term financing as interest rates fell.) Economically sensitive sectors, which tend to underperform during times of economic contraction, were particularly hard hit.

These trends were magnified by the events of September 11th, as well as by fears emanating from the Enron debacle. As the Enron scandal unfolded, investors began to focus on companies with even mildly questionable accounting practices. Anxiety surrounding accounting practices and liquidity risk spread to the broader corporate market. Volatility grew in the first quarter of 2002 as investors became riveted on companies' commercial paper programs and the lines of credit supporting them. Several high quality issuers were forced to draw on bank lines to pay down commercial paper.

We focused on higher quality issues in the early part of the fiscal year, when the risk of recession was growing. Within corporates, this meant owning defensive sectors such as consumer staples, pharmaceuticals, and food and beverages. Our yield curve strategy, which was oriented toward steepening during the period of Fed easing, shifted toward a flattening bias as the Fed moved to the sidelines in the last fiscal quarter. As the prospect of a recovery began to gain weight in the second half of the fiscal year, we moved into higher yielding credits, expecting volatility to subside with signs of an economic turnaround. The accounting and liquidity issues mentioned above kept volatility high through the end of the fiscal year.

The Income Portfolio's banks and brokerage issues performed well for the year due to the change back to a positively sloped yield curve, and the prospect that investment banking and brokerage revenues would pick up as the economy rebounded. The Income Portfolio's asset-backed securities outperformed as well, as did the mortgage-backed issues. Asset-backed securities, which are not tied to specific corporate risk, provided a safe haven to corporate bond investors concerned about accounting practices. Importantly, the Income Portfolio did not hold any securities issued by Enron during the year.

Our underperformance for the year was primarily due to the Income Portfolio's allocation to spread products (that is, fixed income investments that typically trade at a spread over U.S. Treasury instruments), which we had overweighted in an effort to increase income for the Income Portfolio. The Income Portfolio's corporate and high yield allocations in particular hurt performance. Within corporates, oil and gas pipeline issues were particularly hard hit, as were our positions in the telecommunication sector, which was plagued with concerns about long-term growth. Our investments in several higher yielding issues within the auto sector also suffered in the second half of the fiscal year. Though auto sales remained strong, profit margins were squeezed because of rebates offered at the end of 2001.

In the months ahead, we expect to see the Securities and Exchange Commission, the rating agencies and investors demand better disclosure on the part of corporate issuers. Investor confidence will likely improve as management reporting and credit ratings become more reliable. For the remainder of 2002, we expect the economic recovery to continue, although at a slower pace as companies struggle to restore profitability. In our opinion, the investment grade corporate and high yield sectors have become attractive alternatives for traditional fixed income investors, as well as equity investors frustrated by slower growth.

Effective April 1, 2002, the Income Portfolio's broad-based securities market index was changed to the Lehman Intermediate Government/Credit Index, which we believe more closely aligns with the investment objective of this portfolio; namely, high current income consistent with PRESERVATION OF CAPITAL.

HIGH YIELD TOTAL RETURN PORTFOLIO*

The fiscal year was marked by an economic slowdown, driven by a reduction in capital expenditure across many sectors. The Federal Reserve responded by reducing the federal funds rate to 1.75% by the end of 2001--its lowest level in 40 years. As the year progressed, tighter lending standards led to growing defaults in the high yield market. Declining interest rates helped cushion the blow, giving many issuers the opportunity to refinance at lower rates.

The High Yield Portfolio did not experience a single default during the year. This was largely due to our shift in strategy in the first half of the fiscal year when we moved out of riskier, higher yielding credits in economically sensitive sectors of the market. We instead increased our weightings in defensive, higher quality sectors such as food services, health care, cable television, and hotels/motels/casinos. Higher quality issues were among the strongest performers of the year.

The events of September 11th, fears stemming from the recession and the war in Afghanistan caused spreads between high yield bonds and Treasuries to widen more than 300 basis points. The airline, travel-related and media sectors were hard hit. Our focus on high quality issuers with strong cash flows helped performance in a very challenging environment.

As 2001 drew to a close, we continued to invest most of the High Yield Portfolio's assets in "B" rated securities--an area where we believed the risk to return ratio was favorable. We were underweighted in airlines, lodging, aerospace and wireline telecommunications. Wireline telecommunications suffered throughout the year as capital spending by large corporations declined and overcapacity in the industry sent many issuers into bankruptcy. We reduced our exposure in this group from a neutral weight to zero by the end of the fiscal year. Conversely, we were overweighted in wireless telecommunications in the third fiscal quarter--one of the best performing sectors. In the first quarter of 2002, however, our exposure to this group hurt performance as higher churn rates and lower revenues fueled concern about future performance. We reduced our exposure to wireless issuers by one half in the first quarter of 2002.

Within gaming, we invested in multi-jurisdictional companies, including riverboat casinos, which draw from a regional clientele. This sector initially traded lower following the events of September 11th, but recovered shortly thereafter to become one of the High Yield Portfolio's strongest performing sectors for the year.

The Enron debacle magnified concerns about accounting and credit issues during the second half of the year. While the High Yield Portfolio did not hold Enron bonds at any point, performance was impacted by the market turmoil that ensued as anxiety about accounting and credit issues spread throughout the fixed income marketplace.

Looking ahead, economic data such as accelerating Gross Domestic Product and strong consumer spending and confidence levels suggest that a turnaround may be underway. In addition, default rates for high yield issuers, which we believe peaked during the quarter, are likely to decrease in the months ahead. If economic growth continues, high yield issuers will likely benefit as demand from their end markets will drive revenues, creating a stronger credit environment that will allow companies to fund future growth and pursue acquisition strategies.

We still remain cautious as the economy has shown mixed signs of a rebound. Unemployment numbers, which had fallen to 5.5% in March, shot back up to 5.7% (after the close of the fiscal year). In the weeks and months ahead, we will continue to focus on conservative, higher quality names until we see solid evidence of earnings improvements.

EMERGING MARKETS DEBT PORTFOLIO**

For the year ended December 2001, emerging markets debt generated higher returns than many of the more commonly known asset classes. Performance was driven by improving fundamentals in most emerging countries, many of which aggressively pursued consistent macroeconomic policies and implemented selected structural reforms. The results have been promising: since 1993, economic growth in the emerging markets has consistently exceeded growth in the developed markets, and foreign direct investment in emerging economies has remained high, while inflation and debt as a percentage of total exports have declined. Inflation is now in the single digits in most emerging countries.

These improving fundamentals enabled some emerging countries to pay down their debt ahead of schedule during the year. Many countries also refinanced debt at more favorable terms as interest rates declined in 2001. These factors translated into higher credit ratings for several countries. Since the beginning of 2000, rating agencies have upgraded more emerging countries than they have downgraded. In fact, approximately one-third of the EMD Portfolio's benchmark is now rated investment grade.

For the EMD Portfolio, we underweighted lower yielding countries in Asia and Eastern Europe and overweighted higher yielding countries in other regions--a strategy that helped performance for the fiscal year. Specifically, we overweighted our allocations to Ecuador and Venezuela. As oil exporters, both countries benefited from rising oil prices in the fourth fiscal quarter, as well as from expectations that they would be aggressively pursuing policies to improve their creditworthiness. At various times during the year, the EMD Portfolio's overweighted positions in Mexico, Russia and Brazil, and its underweighted position in Lebanon, one of the worst performers during the last fiscal quarter, also contributed to performance, as did security selection in the Philippines and Peru.

The EMD Portfolio's exposure to Argentina mirrored its benchmark for most of the year--a decision that hurt performance. We underestimated the difficulty the Argentine government would face in trying to legislate and implement the policies needed to stabilize the situation. The crisis came to a head in December when Argentina announced a moratorium on its debt. Political upheaval, restrictions on access to deposits, and protests followed.

Looking ahead, we expect country-specific credit considerations to continue to be the dominant factor influencing the performance of emerging market debt. We will continue to look for relative value opportunities within our country allocations, expecting that security selection and yield curve structure will continue to provide opportunities for the EMD Portfolio. On a macroeconomic level, higher oil prices should improve the debt-servicing capacity of oil exporters, such as Venezuela, Ecuador, Russia and Algeria. The favorable effects of global economic growth and higher commodity prices may, however, be partially offset by concerns over U.S. monetary policy. The debate regarding the timing and magnitude of the next move by the U.S. Federal Reserve may act as a constraint on the emerging markets as investors struggle with the uncertainty of how rising interest rates might impact the emerging economies.

In conclusion, we value the confidence you have placed in us and would be pleased to address any questions or concerns you may have. Please feel free to call us at 1-800-766-4111.

Sincerely,

/s/ Doni L. Fordyce

Doni L. Fordyce
President and Trustee
The Bear Stearns Funds

----------
* Investing in high yield debt securities generally involves greater risks than investing in more highly rated debt securities such as the risk of greater price fluctuation and the possible loss of principal and income.
** International investing involves risks such as currency exchange-rate volatility, possible political, social, or economic instability and differences in taxation and other financial standards.

   Performance results do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date.

                             THE BEAR STEARNS FUNDS

                                Income Portfolio

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
              CLASS A AND C SHARES(1)(2)(3)(4) VS. VARIOUS INDICES

[CHART]

                                             SALOMON
                                           SMITH BARNEY
                                              BROAD        LIPPER
                                            INVESTMENT    A RATED
                   CLASS A      CLASS C       GRADE         BOND
                    SHARES       SHARES     BOND INDEX   FUND INDEX
                  ----------   ----------  ------------  ----------
Apr. 5, 1995      $    9,550   $   10,000   $   10,000   $   10,000
Mar. 31, 1996     $   10,430   $   10,797   $   11,087   $   11,048
Mar. 31, 1997     $   10,908   $   11,245   $   11,631   $   11,556
Mar. 31, 1998     $   11,932   $   12,247   $   13,024   $   12,957
Mar. 31, 1999     $   12,621   $   12,870   $   13,870   $   13,611
Mar. 31, 2000     $   12,617   $   12,885   $   14,121   $   13,730
Mar. 31, 2001     $   13,964   $   14,169   $   15,896   $   15,282
Mar. 31, 2002     $   14,503   $   14,621   $   16,746   $   15,943

            PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                                INCOME PORTFOLIO

                  Class A shares .........................   $14,503
                  Class C Shares .........................    14,621
                Salomon Smith Barney Broad Investment
                  Grade Bond Index .......................    16,746
                Lipper A Rated Bond Fund Index ...........    15,943

                                                         TOTAL RETURNS FOR PERIODS ENDED MARCH 31, 2002
                                                        ------------------------------------------------
                                                                          5-YEAR        SINCE INCEPTION
                                                        ONE YEAR      AVERAGE ANNUAL   AVERAGE ANNUAL(7)
                                                        --------      --------------   -----------------
   Income Portfolio(2)
        Class A shares(5) ...........................     (0.78)%          5.06%             5.45%
        Class B shares(4) ...........................     (1.75)             --              3.94
        Class C shares(6) ...........................      2.20            5.39              5.58
        Class Y shares(3) ...........................      4.22            6.41              6.05
   Salomon Smith Barney Broad Investment Grade
      Bond Index(1) .................................      5.34            7.56              7.57
   Lipper A Rated Bond Fund Index(1) ................      4.32            6.65              6.98

----------
(1) The chart assumes a hypothetical $10,000 initial investment in the Income Portfolio and reflects all portfolio expenses. Investors should note that the Income Portfolio is a professionally managed mutual fund while the indices are unmanaged, do not incur sales charges or expenses and are not available for investment. Performance of the indices corresponds to the performance of Class A and C shares.
(2) Bear Stearns Asset Management Inc. waived its advisory fee and agreed to reimburse a portion of the Income Portfolio's operating expenses, as necessary, to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.
(3) The returns of Class Y shares (for which September 8, 1995, was the initial public offering date) are higher than Class A and C shares due to the fact that there is no sales load, contingent deferred sales charge or 12b-1 fee charged to Class Y shares.
(4) Assuming no redemption of shares at the end of the period, the returns of Class B shares (for which February 2, 1998, was the initial public offering date) would have been higher than Class A shares and would have been substantially the same as Class C shares if operations were commenced on the same day. The higher return is due to the fact that there is no initial sales charge on Class B shares. Total returns reflect the applicable contingent deferred sales charge. Without the applicable sales charge, the total returns would have been 3.19% and 4.34%, respectively, for each period shown.
(5) Reflects the initial maximum sales charge (4.50%). Without the applicable sales charge, the total returns would have been 3.86%, 6.04% and 6.16%, respectively, for each period shown.
(6) Reflects the applicable contingent deferred sales charge. Without the applicable sales charge, the total return for the one year ended March 31, 2002 would have been 3.19%.
(7) Inception dates: Class A and C shares commenced on April 5, 1995, Class B shares commenced on February 2, 1998 and Class Y shares commenced on September 8, 1995.

                             THE BEAR STEARNS FUNDS

                       High Yield Total Return Portfolio

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN CLASS A, B AND C SHARES(1)(2)(3)(4) VS. VARIOUS INDICES

[CHART]

                                                                        CREDIT SUISSE
                                                                         FIRST BOSTON
                                                                       HIGH YIELD INDEX,  CREDIT SUISSE
                                                                           DEVELOPED      FIRST BOSTON      LIPPER HIGH YIELD
              CLASS A SHARES   CLASS B SHARES       CLASS C SHARES      COUNTRIES ONLY   HIGH YIELD INDEX    BOND FUND INDEX
              --------------   --------------       --------------     ----------------  ----------------   -----------------
Jan. 2, 1998    $    9,550       $   10,000           $   10,000          $   10,000         $   10,000         $   10,000
Mar. 31, 1998   $   10,339       $   10,813           $   10,813          $   10,301         $   10,301         $   10,440
Mar. 31, 1999   $   10,176       $   10,574           $   10,574          $   10,216         $   10,224         $   10,312
Mar. 31, 2000   $    9,699       $   10,014           $   10,014          $   10,075         $   10,254         $   10,311
Mar. 31, 2001   $    9,596       $    9,843           $    9,843          $   10,160         $   10,332         $    9,776
Mar. 31, 2002   $    9,996       $   10,047           $   10,187          $   10,504         $   10,677         $    9,394

            PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                        HIGH YIELD TOTAL RETURN PORTFOLIO

                  Class A shares .............................   $ 9,996
                  Class B shares .............................    10,047
                  Class C shares .............................    10,187
                Credit Suisse First Boston High Yield Index,
                 Developed Countries Only ....................    10,504
                Credit Suisse First Boston High Yield Index ..    10,677
                Lipper High Yield Bond Fund Index ............     9,394

                                                    TOTAL RETURNS FOR PERIODS ENDED MARCH 31, 2002
                                                    ----------------------------------------------
                                                                        SINCE INCEPTION
                                                            ONE YEAR   AVERAGE ANNUAL(3)
                                                            --------   -----------------
   High Yield Total Return Portfolio(2)(4)
        Class A shares(5) ...........................        (0.50)%         (0.01)%
        Class B shares(6) ...........................        (1.29)           0.11
        Class C shares(7) ...........................         2.54            0.44
   Credit Suisse First Boston High Yield Index,
      Developed Countries Only(1) ...................         3.39            1.16
   Credit Suisse First Boston High Yield Index(1) ...         3.33            1.55
   Lipper High Yield Bond Fund Index(1) .............        (3.91)          (1.18)

----------
(1) The chart assumes a hypothetical $10,000 initial investment in the High Yield Portfolio and reflects all portfolio expenses. Investors should note that the High Yield Portfolio is a professionally managed mutual fund while the indices are either unmanaged, do not incur sales charges or expenses and are not available for investment. The Credit Suisse First Boston High Yield Index, Developed Countries Only (formerly, the Credit Suisse First Boston Domestic Plus High Yield Bond Index), was created on January 1, 1999. Prior to January 1, 1999, the Credit Suisse First Boston High Yield Index (formerly, the Credit Suisse First Boston Global High Yield Index) was used. The total returns and values for the Credit Suisse First Boston Index, Developed Countries Only is a blend of the two indices.
(2) Bear Stearns Asset Management Inc. waived a portion of its advisory fee and agreed to reimburse a portion of the High Yield Portfolio's operating expenses, as necessary, to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.
(3) For the period January 2, 1998 (commencement of investment operations) through March 31, 2002.
(4) Class Y shares commenced its initial public offering on July 11, 2001. The total return since inception through March 31, 2002 was 4.99%.
(5) Reflects the initial maximum sales charge (4.50%). Without the applicable sales charge, the total returns would have been 4.16% and 1.09%, respectively, for each period shown.
(6) Reflects the applicable contingent deferred sales charge. Without the applicable sales charge, the total returns would have been 3.49% and 0.44%, respectively, for each period shown.
(7) Reflects the applicable contingent deferred sales charge. Without the applicable sales charge, the total return for the one year ended March 31, 2002 would have been 3.49%.

                             THE BEAR STEARNS FUNDS

                        Emerging Markets Debt Portfolio

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                CLASS A SHARES(1)(2)(3) VS. ITS BROAD-BASED INDEX

[CHART]

                       CLASS A        J.P. MORGAN EMERGING MARKET
                       SHARES       BOND INDEX - GLOBAL CONSTRAINED
                     ----------     -------------------------------
May 4, 1995          $    9,550             $   10,000
Mar. 31, 1996        $   12,572             $   12,987
Mar. 31, 1997        $   16,250             $   17,093
Mar. 31, 1998        $   20,172             $   19,908
Mar. 31, 1999        $   17,671             $   18,175
Mar. 31, 2000        $   21,150             $   21,807
Mar. 31, 2001        $   22,838             $   24,143
Mar. 31, 2002        $   25,309             $   26,926

           PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                         EMERGING MARKETS DEBT PORTFOLIO

                 Class A shares .........................       $25,309
               JP. Morgan Emerging Market Bond Index-
                Global Constrained ......................        26,926

                                                             TOTAL RETURNS FOR PERIODS ENDED MARCH 31, 2002
                                                           --------------------------------------------------
                                                                            5-YEAR           SINCE INCEPTION
                                                           ONE YEAR      AVERAGE ANNUAL     AVERAGE ANNUAL(4)
                                                           --------      --------------   -------------------
   Emerging Markets Debt Portfolio(2)
        Class A shares(5) ...........................        5.83%            8.27%             10.97%
        Class B shares(3) ...........................        5.23               --               7.29
        Class C shares(3) ...........................        9.22             8.60              14.80
   J.P. Morgan Emerging Market Bond Index -
      Global Constrained(1) .........................       11.53             9.51              16.86

----------
(1) The chart assumes a hypothetical $10,000 initial investment in the EMD Portfolio and reflects all portfolio expenses. Investors should note that the EMD Portfolio is a professionally managed mutual fund while the index is either unmanaged, does not incur sales charges or expenses and is not available for investment. Performance of the index corresponds to the performance of Class A shares only.
(2) Bear Stearns Asset Management Inc. waived a portion of its advisory fee and agreed to reimburse a portion of the EMD Portfolio's operating expenses, as necessary, to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements; total returns would have been lower had there been no assumption of fees and expenses in excess of the expense limitations.
(3) Assuming no redemption of shares at the end of the period, the returns of Class B and C shares (for which January 12, 1998 and July 26, 1995, respectively, were the initial public offering dates) would have been higher than Class A shares if operations were commenced on the same day. The higher returns are due to the fact that there is no initial sales charge on Class B and C shares. Total returns reflect the applicable contingent deferred sales charge. Without the applicable sales charge for Class B shares, the total returns would have been 10.23% and 7.64%, respectively, for each period shown. Without the applicable sales charge for Class C shares, the total return for the one year ended March 31, 2002 would have been 10.22%.
(4) Commencing May 4, 1995, Bear Stearns Asset Management Inc. assumed the daily portfolio management responsibility for the EMD Portfolio. Total returns for Class A shares are shown for the period May 4, 1995 through March 31, 2002. For the period May 3, 1993 (commencement of investment operations) through May 3, 1995 the EMD Portfolio's investment adviser was BEA Associates and those results are not shown. Class B shares commenced on January 12, 1998 and Class C shares commenced on July 26, 1995.
(5) Reflects the initial maximum sales charge (4.50%). Without the applicable sales charge, the total returns would have been 10.82%, 9.27% and 11.55%, respectively, for each period shown.

                             THE BEAR STEARNS FUNDS

                                Income Portfolio

                                 MARCH 31, 2002
                                  (UNAUDITED)

================================================================================

                       TOP TEN INDUSTRY/SECTOR WEIGHTINGS*
--------------------------------------------------------------------------------

                                                            PERCENT OF
RANK   INDUSTRY/SECTOR                                      NET ASSETS
----   ---------------------------------------------------  ----------
   1.  U.S. Government Agency Obligations ................     40.51
   2.  Financial .........................................      9.35
   3.  U.S. Government Obligations .......................      8.52
   4.  Consumer, Non-Cyclical ............................      6.60
   5.  Communications ....................................      6.35
   6.  Asset-Backed ......................................      4.59
   7.  Mortgage-Backed ...................................      4.40
   8.  Energy ............................................      3.71
   9.  Utilities .........................................      3.47
  10.  Industrial ........................................      2.74

================================================================================

                                TOP TEN HOLDINGS*
--------------------------------------------------------------------------------

                                                                                                        PERCENT OF
RANK   HOLDINGS                                                              INDUSTRY/SECTOR            NET ASSETS
----   ----------------------------------------------------------  ----------------------------------   ----------
   1.  Freddie Mac ..............................................  U.S. Government Agency Obligations      18.76
   2.  Fannie Mae ...............................................  U.S. Government Agency Obligations      15.83
   3.  U.S. Treasuries ..........................................  U.S. Government Obligations              8.52
   4.  Government National Mortgage Association .................  U.S. Government Agency Obligations       5.92
   5.  Ford Motor Credit Co. ....................................  Financial                                1.80
   6.  General Electric Capital Corp. ...........................  Financial                                1.41
   7.  Lehman Large Loan ........................................  Mortgage-Backed                          1.10
   8.  PNC Mortgage Acceptance Corp. ............................  Mortgage-Backed                          1.07
   9.  Computer Sciences Corp. ..................................  Technology                               1.03
  10.  Transcontinental Gas Pipe Line Corp. .....................  Energy                                   1.03

----------
*    The Portfolio's composition will change over time.

                             THE BEAR STEARNS FUNDS

                        High Yield Total Return Portfolio

                                 MARCH 31, 2002
                                   (UNAUDITED)

================================================================================

                          TOP TEN INDUSTRY WEIGHTINGS*
--------------------------------------------------------------------------------

                                                              PERCENT OF
RANK   INDUSTRY                                               NET ASSETS
----   ---------------------------------------------------    ----------
   1.  Hotels/Motels/Casinos .............................      12.09
   2.  Health Care .......................................       8.34
   3.  Cable Television ..................................       7.42
   4.  Oil & Gas .........................................       7.27
   5.  Wireless Telecommunications .......................       6.23
   6.  Electronic Components .............................       5.31
   7.  Building/Development ..............................       5.08
   8.  Food Services .....................................       4.99
   9.  Radio/Television ..................................       4.32
  10.  Retailers .........................................       4.14

================================================================================

                                TOP TEN HOLDINGS*
--------------------------------------------------------------------------------

                                                                                                  PERCENT OF
RANK   HOLDINGS                                                               INDUSTRY            NET ASSETS
----   -------------------------------------------------------------  --------------------------  ----------
   1.  Fairchild Semiconductor Corporation .......................... Electronic Components           2.57
   2.  Vanguard Health Systems, Inc. ................................ Health Care                     2.31
   3.  Armkel, LLC and Armkel Finance, Inc. ......................... Cosmetics/Toiletries            2.30
   4.  The William Carter Company ................................... Clothing/Textiles               2.30
   5.  Fleming Companies, Inc. ...................................... Food Services                   2.26
   6.  Bally Total Fitness Holding Corporation ...................... Leisure                         2.17
   7.  Adelphia Communications Corporation .......................... Cable Television                2.17
   8.  Meristar Hospitality Operating Partnership/Finance Corp. II .. Hotels/Motels/Casinos           2.13
   9.  Alaris Medical Systems, Inc. ............................... . Health Care                     2.10
  10.  Ameristar Casinos, Inc. ...................................... Hotels/Motels/Casinos           2.01

----------
*    The Portfolio's composition will change over time.

                             THE BEAR STEARNS FUNDS

                         Emerging Markets Debt Portfolio

                                 MARCH 31, 2002
                                   (UNAUDITED)

================================================================================

                          TOP TEN COUNTRY WEIGHTINGS*
--------------------------------------------------------------------------------

                                                                  PERCENT OF
RANK   COUNTRY                                                    NET ASSETS
----   ---------------------------------------------------------  ----------
  1.   Mexico ..................................................    11.94
  2.   Brazil ..................................................    10.58
  3.   Russia ..................................................     9.42
  4.   Venezuela ...............................................     9.42
  5.   Turkey ..................................................     5.18
  6.   Philippines .............................................     4.88
  7.   Colombia ................................................     4.53
  8.   Malaysia ................................................     4.17
  9.   South Korea .............................................     3.64
 10.   Ecuador .................................................     3.51

================================================================================

                                TOP TEN ISSUERS*
--------------------------------------------------------------------------------

                                                            SECURITY    PERCENT OF
RANK   ISSUER                                 CURRENCY        TYPE      NET ASSETS
----   ------------------------------------  -----------   ---------    ----------
   1.  United Mexican States ..............  U.S. dollar   Sovereign       11.35
   2.  Federal Republic of Brazil .........  U.S. dollar   Sovereign       10.58
   3.  Russian Federation .................  U.S. dollar   Sovereign        9.42
   4.  Republic of Venezuela ..............  U.S. dollar   Sovereign        9.42
   5.  Republic of Turkey .................  U.S. dollar   Sovereign        5.18
   6.  Republic of the Philippines ........  U.S. dollar   Sovereign        4.88
   7.  Republic of Colombia ...............  U.S. dollar   Sovereign        4.53
   8.  Republic of Ecuador ................  U.S. dollar   Sovereign        3.51
   9.  The Republic of Panama .............  U.S. dollar   Sovereign        3.22
  10.  Republic of Bulgaria ...............  U.S. dollar   Sovereign        3.19

----------
*    The Portfolio's composition will change over time.

                             THE BEAR STEARNS FUNDS

                                Income Portfolio

                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 2002

-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
 AMOUNT                                                                                 INTEREST          MATURITY
 (000'S)                                                                                 RATE(S)           DATE(S)         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
           LONG-TERM DEBT INVESTMENTS -- 95.68%

           CORPORATE OBLIGATIONS - 46.65%
           ASSET-BACKED - 4.59%
$  133     Household Automotive Trust, Series 2000-2, Class A3 .....................     7.340%           11/17/04       $  136,991
   281     Onyx Acceptance Auto Trust, Series 1999-C, Class A4 .....................     6.760            05/15/04          288,469
   150     PaineWebber Mortgage Acceptance Corp., Series 2000-HE1, Class A2 ........     8.270            02/25/30          155,839
   350     Residential Funding Mortgage Securities Inc., Series 2002-HSI, Class A3 .     4.700            10/25/16          345,253
   325     Saxon Asset Securities Trust, Series 2000-3, Class AF4 ..................     7.630            09/25/23          338,280
   355     UCFC Home Equity Loan, Series 1996-B1, Class A6 .........................     7.975            02/15/22          365,293
                                                                                                                         ----------
                                                                                                                          1,630,125
                                                                                                                         ----------
           BASIC MATERIALS - 0.61%
   225     Dow Chemical Co., Notes .................................................     5.750            12/15/08          216,014
                                                                                                                         ----------

           COMMUNICATIONS - 6.35%
   250     Adelphia Communications Corporation, Unsecured Senior Notes .............    10.250            11/01/06          233,750
   150     AOL Time Warner, Inc., Unsecured Debentures .............................     6.850            01/15/26          153,330
   250     AT&T Corp., Senior Notes* ............................................... 7.300 - 8.000  11/15/11 - 11/15/31     242,083
   200     Charter Communications Holdings, LLC and Charter Communications
             Holdings Capital Corporation, Unsecured Senior Notes ..................     9.625            11/15/09          191,000
   100     GTE Northwest, Inc., Unsecured Debentures, Series D .....................     5.550            10/15/08           96,311
   150     Nextel Communications, Inc., Unsecured Senior Notes .....................     9.375            11/15/09          100,125
   350     Qwest Capital Funding, Unsecured Notes, Company Guaranteed .............. 6.375 - 7.900  07/15/08 - 08/15/10     292,695
   150     Southern New England Telephone Co., Medium Term Notes, Series C .........     6.125            12/15/03          154,754
   135     Sprint Capital Corp., Notes* ............................................     8.375            03/15/12          133,160
   150     Sprint Capital Corp., Unsecured Notes, Company Guaranteed ...............     6.000            01/15/07          137,723
   300     Verizon Pennsylvania, Notes, Series A ...................................     5.650            11/15/11          275,711
   225     Viacom, Inc., Unsecured Senior Notes, Company Guaranteed ................     7.700            07/30/10          241,186
                                                                                                                         ----------
                                                                                                                          2,251,828
                                                                                                                         ----------

           CONSUMER, CYCLICAL - 2.28%
   250     Bally Total Fitness Holding Corporation, Unsecured Senior Subordinated
              Notes, Series D ......................................................     9.875            10/15/07          251,875
   150     Meritage Corporation, Unsecured Senior Notes, Company Guaranteed ........     9.750            06/01/11          157,875
   150     Southwest Airlines Co., Unsecured Notes .................................     6.500            03/01/12          146,959
   250     Target Corp., Unsecured Senior Debentures ...............................     7.000            07/15/31          253,224
                                                                                                                         ----------
                                                                                                                            809,933
                                                                                                                         ----------

           CONSUMER, NON-CYCLICAL - 6.60%
   175     Anheuser-Busch Companies, Inc., Unsecured Senior Debentures .............     6.800            08/20/32          177,934
   250     Armkel, LLC and Armkel Finance, Inc., Senior Subordinated Notes .........     9.500            08/15/09          267,500
   200     Bristol-Myer Squibb Co., Notes ..........................................     4.750            10/01/06          195,322
   150     Cendant Corp., Unsecured Notes ..........................................     6.875            08/15/06          145,725
   200     Coca-Cola Enterprises, Inc., Unsecured Debentures .......................     6.750            09/15/28          194,375
   250     General Mills, Inc., Notes ..............................................     6.000            02/15/12          240,393

The accompanying notes are an integral part of the financial statements.

                                       10

                             THE BEAR STEARNS FUNDS

                                Income Portfolio

                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 2002

-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
 AMOUNT                                                                                 INTEREST          MATURITY
 (000'S)                                                                                 RATE(S)           DATE(S)         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
           LONG-TERM DEBT INVESTMENTS (CONTINUED)

           CONSUMER, NON-CYCLICAL (CONTINUED)
$  250     Kraft Foods, Inc., Notes ................................................     5.625%           11/01/11       $  237,410
   200     Safeway Inc., Unsecured Senior Notes ....................................     6.050            11/15/03          205,813
   250     Unilever Capital Corp., Unsecured Senior Notes, Company Guaranteed ......     6.875            11/01/05          264,064
   200     United Rentals, Inc., Unsecured Senior Notes, Company Guaranteed ........     9.500            06/01/08          207,000
   200     Wyeth, Notes ............................................................     5.875            03/15/04          206,154
                                                                                                                         ----------
                                                                                                                          2,341,690
                                                                                                                         ----------

           ENERGY - 3.71%
   100     Consolidated Natural Gas Co., Unsecured Notes ...........................     7.250            10/01/04          104,766
   150     Consolidated Natural Gas Co., Unsecured Unsubordinated Notes, Series B ..     5.375            11/01/06          145,523
   250     LG-Caltex Oil Corp., Unsecured Notes* ...................................     7.500            07/15/07          262,842
   175     Smith International Inc., Unsecured Senior Notes ........................     7.000            09/15/07          178,292
   250     Swift Energy Company, Senior Subordinated Notes .........................    10.250            08/01/09          260,000
   400     Transcontinental Gas Pipe Line Corp., Unsecured Notes, Series B .........     7.000            08/15/11          366,137
                                                                                                                         ----------
                                                                                                                          1,317,560
                                                                                                                         ----------

           FINANCIAL - 9.35%
   200     Boeing Capital Corp., Unsecured Senior Notes ............................     5.650            05/15/06          198,800
   650     Ford Motor Credit Co., Notes ............................................ 6.500 - 7.250  02/01/06 - 10/25/11     637,067
   100     General Electric Capital Corp., Debentures ..............................     8.850            04/01/05          111,692
   400     General Electric Capital Corp., Notes, Series MTNA ......................     6.750            03/15/32          387,818
   150     General Motors Acceptance Corp., Notes ..................................     6.125            09/15/06          148,618
   200     Goldman Sachs Group, Inc., Unsecured Senior Notes .......................     6.600            01/15/12          197,191
   250     Lehman Brothers Holdings, Inc., Notes ...................................     6.625            01/18/12          245,790
   350     Morgan Stanley Dean Witter, Unsubordinated Notes ........................     6.750            04/15/11          351,527
   200     National Rural Utilities Cooperative Finance Corp., Collateral
              Trust Bonds ..........................................................     6.000            05/15/06          198,462
   150     Salomon Smith Barney Holdings, Co., Notes ...............................     6.500            02/15/08          152,530
   150     Textron Financial Corp., Medium Term Notes, Series E ....................     5.950            03/15/04          150,830
   150     Transamerica Finance Corp., Notes .......................................     7.250            08/15/02          152,446
   200     Washington Mutual Capital I, Subordinated Capital Income Securities,
              Washington Mutual Inc. Guaranteed ....................................     8.375            06/01/27          200,820
   175     Wells Fargo Financial, Inc., Senior Notes ...............................     6.750            06/01/05          184,457
                                                                                                                         ----------
                                                                                                                          3,318,048
                                                                                                                         ----------

           INDUSTRIAL - 2.74%
   150     Alliant Techsystems Inc., Unsecured Senior Subordinated
              Notes, Company Guaranteed ............................................     8.500            05/15/11          160,500
   250     Allied Waste North America, Inc., Senior Notes* .........................     8.500            12/01/08          253,750
   150     Raytheon Co., Unsecured Senior Notes ....................................     5.700            11/01/03          152,235
   350     Tyco International Group SA, Unsecured Yankee Bonds, Tyco
              International Ltd. Guaranteed (1) ....................................     6.125            11/01/08          308,896
   100     Union Pacific Corp., Unsecured Notes ....................................     6.125            01/15/12           96,366
                                                                                                                         ----------
                                                                                                                            971,747
                                                                                                                         ----------

The accompanying notes are an integral part of the financial statements.

                                       11

                             THE BEAR STEARNS FUNDS

                                Income Portfolio

                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 2002
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
 AMOUNT                                                                                 INTEREST          MATURITY
 (000'S)                                                                                 RATE(S)           DATE(S)         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
           LONG-TERM DEBT INVESTMENTS (CONTINUED)

           MORTGAGE-BACKED - 4.40%
$  205     Comm 2000-C1, Commercial Mortgage Pass-Through Certificates, Class A1 ...     7.206%           09/15/08      $   215,885
   225     Countrywide Mortgage Backed Securities Inc., Series 1994-H, Class A6 ....     6.750            05/25/24          228,173
   375     Lehman Large Loan, Series 1997-LLI, Class A3 ............................     6.900            03/12/07          390,990
   350     Norwest Asset Securities Corp., Series 1998-24,Class A3 .................     6.750            10/25/28          345,751
   360     PNC Mortgage Acceptance Corp., Series 2000-C1, Class A1 .................     7.520            07/15/08          380,610
                                                                                                                        -----------
                                                                                                                          1,561,409
                                                                                                                        -----------

           TECHNOLOGY - 2.55%
   350     Computer Sciences Corp., Unsecured Notes ................................ 7.375 - 7.500  08/08/05 - 06/15/11     366,160
   150     Electronic Data Systems Corp., Unsecured Notes ..........................     6.850            10/15/04          157,254
   250     Fairchild Semiconductor Corporation, Unsecured Senior
              Subordinated Notes ...................................................    10.500            02/01/09          276,875
   100     Pitney Bowes Inc., Unsecured Notes ......................................     5.950            02/01/05          103,190
                                                                                                                        -----------
                                                                                                                            903,479
                                                                                                                        -----------

           UTILITIES - 3.47%
   100     American Electric Power Co., Inc. Notes, Series A .......................     6.125            05/15/06           99,394
   350     Calpine Canada Energy Finance ULC, Unsecured Senior Notes,
              Company Guaranteed (2) ...............................................     8.500            05/01/08          279,494
   250     Cleveland Electric Illuminating Co., Secured Senior Notes, Series D .....     7.880            11/01/17          251,143
   100     CMS Energy Corporation, Unsecured Senior Notes ..........................     8.500            04/15/11          103,695
   250     NISource Finance Corp., Unsecured Senior Notes ..........................     7.500            11/15/03          247,778
   250     TXU Corp., Unsecured Senior Notes, Series J .............................     6.375            06/15/06          249,362
                                                                                                                        -----------
                                                                                                                          1,230,866
                                                                                                                        -----------
           Total Corporate Obligations  (cost - $16,813,623) .......................                                     16,552,699
                                                                                                                        -----------

           U.S. GOVERNMENT AGENCY OBLIGATIONS - 40.51%
           FANNIE MAE - 15.83%
 3,200     Pass-through Pools ...................................................... 5.127 - 6.500  03/01/16 - 02/01/31   3,208,541
 2,400     TBA ..................................................................... 6.000 - 6.500  04/16/17 - 04/11/32   2,409,657
                                                                                                                        -----------
                                                                                                                          5,618,198
                                                                                                                        -----------

           FREDDIE MAC - 18.76%
 2,820     Notes ................................................................... 4.180 - 6.000  11/08/05 - 06/15/11   2,773,504
 1,476     Pass-through Pools ......................................................     6.000      05/01/31 - 11/01/31   1,433,437
 2,525     TBA .....................................................................     6.000            04/11/32        2,449,250
                                                                                                                        -----------
                                                                                                                          6,656,191
                                                                                                                        -----------
           GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 5.92%
 1,600     Pass-through Pools ...................................................... 7.000 - 8.000  11/15/29 - 10/15/30   1,667,094
   425     TBA .....................................................................     7.000            04/18/32          433,368
                                                                                                                        -----------
                                                                                                                          2,100,462
                                                                                                                        -----------
           Total U.S. Government Agency Obligations  (cost - $14,345,245) ..........                                     14,374,851
                                                                                                                        -----------

The accompanying notes are an integral part of the financial statements.

                                       12

                             THE BEAR STEARNS FUNDS

                                Income Portfolio

                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 2002

-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
 AMOUNT                                                                                 INTEREST          MATURITY
 (000'S)                                                                                 RATE(S)           DATE(S)         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
           LONG-TERM DEBT INVESTMENTS (CONTINUED)

           U.S. GOVERNMENT OBLIGATIONS - 8.52%
           U.S. TREASURIES - 8.52%
$   2,135  Bonds ................................................................... 5.250 - 7.250% 05/15/16 - 08/15/29 $ 2,018,840
    1,015  Notes ................................................................... 5.000 - 5.750  11/15/05 - 08/15/11   1,003,466
                                                                                                                        -----------
           Total U.S. Government Obligations (cost - $3,259,334) ...................                                      3,022,306
                                                                                                                        -----------
           Total Long-Term Debt Investments
              (cost - $34,418,202) .................................................                                     33,949,856
                                                                                                                        -----------
 SHARES
 ------
           SHORT-TERM INVESTMENTS -- 18.30%
           INVESTMENT COMPANY - 3.44%
1,219,976  Federated Investors, Trust for Short-Term U.S. Government Securities**(3)
               (cost - $1,219,976) .................................................     1.570              --            1,219,976
                                                                                                                        -----------
PRINCIPAL
 AMOUNT
 (000'S)
---------
           U.S. GOVERNMENT AGENCY DISCOUNT NOTES - 14.86%
$   5,275  Fannie Mae, Discount Notes (3) (cost - $5,271,961) ...................... 1.730 - 1.750  04/11/02 - 04/16/02   5,271,961
                                                                                                                        -----------
           Total Short-Term Investments (cost - $6,491,937) ........................                                      6,491,937
                                                                                                                        -----------
           Total Investments -- 113.98%   (cost - $40,910,139) .....................                                     40,441,793
           Liabilities in excess of other assets -- (13.98)% .......................                                     (4,961,953)
                                                                                                                        -----------
           Net Assets -- 100.00% ...................................................                                    $35,479,840
                                                                                                                        ===========

----------
* SEC Rule 144A security. Such securities are traded only among qualified institutional buyers.
** Money market fund; interest rate reflects SEC seven-day yield at March 31, 2002.
(1)  Domiciled in Bermuda.
(2)  Domiciled in Canada.
(3) All or a portion of which was segregated as collateral for TBA securities. TBA To Be Announced.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                        High Yield Total Return Portfolio

                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 2002

--------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
 AMOUNT                                                                                 INTEREST     MATURITY
 (000'S)                                                                                  RATE         DATE            VALUE
--------------------------------------------------------------------------------------------------------------------------------
            LONG-TERM DEBT INVESTMENTS - 92.24%

            UNITED STATES - 89.30%
            AEROSPACE & DEFENSE - 1.77%
   $2,500   Alliant Techsystems Inc., Unsecured Senior Subordinated Notes, Company
              Guaranteed ............................................................      8.500%    05/15/11      $   2,675,000
                                                                                                                   -------------

            BUILDING/DEVELOPMENT - 5.08%
    1,900   Integrated Electrical Services, Inc., Senior Subordinated Notes,
              Series B, Company Guaranteed ..........................................      9.375     02/01/09          1,757,500
    1,000   K. Hovnanian Enterprises Inc., Senior Subordinated Notes* ...............      8.875     04/01/12            985,000
    2,500   Meritage Corporation, Inc., Unsecured Senior Notes, Company Guaranteed ..      9.750     06/01/11          2,631,250
    2,250   Schuler Homes, Inc., Unsecured Senior Notes, Company Guaranteed .........      9.000     04/15/08          2,306,250
                                                                                                                   -------------
                                                                                                                       7,680,000
                                                                                                                   -------------

            BUSINESS EQUIPMENT/SERVICES - 1.42%
    2,000   Buhrmann U.S. Inc., Unsecured Senior Subordinated Notes,
               Company Guaranteed ...................................................     12.250     11/01/09          2,150,000
                                                                                                                   -------------

            CABLE TELEVISION - 7.42%
    3,500   Adelphia Communications Corporation, Unsecured Senior Notes .............     10.250     11/01/06          3,272,500
    3,000   Charter Communications Holdings, LLC and Charter Communications
               Holdings Capital Corporation, Unsecured Senior Notes .................      9.625     11/15/09          2,865,000
    2,750   EchoStar Broadband Corporation, Unsecured Senior Notes ..................     10.375     10/01/07          2,963,125
    2,000   Mediacom LLC and Mediacom Capital Corp., Unsecured Senior Notes .........      9.500     01/15/13          2,110,000
                                                                                                                   -------------
                                                                                                                      11,210,625
                                                                                                                   -------------

            CHEMICALS/PLASTICS - 3.93%
    2,750   Acetex Corporation, Unsecured Senior Notes ..............................     10.875     08/01/09          2,873,750
    1,500   Huntsman International LLC, Senior Notes* ...............................      9.875     03/01/09          1,530,000
    1,500   Lyondell Chemical Company, Secured Notes* ...............................      9.500     12/15/08          1,530,000
                                                                                                                   -------------
                                                                                                                       5,933,750
                                                                                                                   -------------

            CLOTHING/TEXTILES - 2.30%
    3,250   William Carter Company (The), Unsecured Senior Subordinated Notes,
               Series B, Company Guaranteed .........................................     10.875     08/15/11          3,469,375
                                                                                                                   -------------

            CONTAINERS/GLASS - 1.02%
    1,500   Owens-Brockway Glass Container Corp., Secured Senior Notes* .............      8.875     02/15/09          1,537,500
                                                                                                                   -------------

            COSMETICS/TOILETRIES - 2.30%
    3,250   Armkel, LLC and Armkel Finance, Inc., Senior Subordinated Notes .........      9.500     08/15/09          3,477,500
                                                                                                                   -------------

            ECOLOGICAL SERVICES/EQUIPMENT - 2.92%
    2,000   Allied Waste North America, Inc., Senior Notes* .........................      8.500     12/01/08          2,030,000
    2,050   Stericycle, Inc., Unsecured Senior Subordinated Notes,
              Series B, Company Guarnteed ...........................................     12.375     11/15/09          2,388,250
                                                                                                                   -------------
                                                                                                                       4,418,250
                                                                                                                   -------------

The accompanying notes are an integral part of the financial statements.

                                       14

                             THE BEAR STEARNS FUNDS

                        High Yield Total Return Portfolio

                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 2002

--------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
 AMOUNT                                                                                INTEREST     MATURITY
 (000'S)                                                                                 RATE         DATE            VALUE
--------------------------------------------------------------------------------------------------------------------------------
            LONG-TERM DEBT INVESTMENTS (CONTINUED)

            ELECTRONIC COMPONENTS - 5.31%
   $2,000   Amkor Technology, Inc., Unsecured Senior Notes ..........................      9.250%    05/01/06      $   1,995,000
    3,500   Fairchild Semiconductor Corporation, Unsecured Senior Subordinated Notes.     10.500     02/01/09          3,876,250
    2,250   Solectron Corporation, Unsecured Senior Notes ...........................      9.625     02/15/09          2,148,750
                                                                                                                   -------------
                                                                                                                       8,020,000
                                                                                                                   -------------

            EQUIPMENT LEASING - 1.53%
    2,250   United Rentals, Inc., Unsecured Senior Subordinated Notes, Series B,
              Company Guaranteed ....................................................      9.250     01/15/09          2,317,500
                                                                                                                   -------------

            FOOD SERVICES - 4.99%
    2,589   Carrols Corporation, Unsecured Senior Subordinated Notes,
              Company Guaranteed ....................................................      9.500     12/01/08          2,576,055
    3,250   Fleming Companies, Inc., Unsecured Senior Notes, Company Guaranteed .....     10.125     04/01/08          3,412,500
    1,500   Sbarro, Inc., Unsecured Senior Notes, Company Guaranteed ................     11.000     09/15/09          1,556,250
                                                                                                                   -------------
                                                                                                                       7,544,805
                                                                                                                   -------------

            HEALTH CARE - 6.85%
    3,250   Alaris Medical Systems, Inc., Unsecured Senior Subordinated Notes,
              Company Guaranteed ....................................................      9.750     12/01/06          3,168,750
    2,000   Alliance Imaging, Inc., Unsecured Senior Subordinated Notes .............     10.375     04/15/11          2,140,000
    1,500   InSight Health Services Corp., Senior Subordinated Notes* ...............      9.875     11/01/11          1,539,375
    3,300   Vanguard Health Systems, Inc., Unsecured Senior Subordinated Notes,
              Company Guaranteed ....................................................      9.750     08/01/11          3,498,000
                                                                                                                   -------------
                                                                                                                      10,346,125
                                                                                                                   -------------

            HOME FURNISHINGS - 1.76%
    2,500   Simmons Company, Unsecured Senior Subordinated Notes, Series B ..........     10.250     03/15/09          2,659,375
                                                                                                                   -------------

            HOTELS/MOTELS/CASINOS - 12.09%
    2,750   Ameristar Casinos, Inc., Unsecured Senior Subordinated Notes,
               Company Guaranteed ...................................................     10.750     02/15/09          3,031,875
    2,250   Boyd Gaming Corporation, Unsecured Senior Notes, Company Guaranteed .....      9.250     08/01/09          2,379,375
      800   Circus & Eldorado/Silver, First Mortgage Notes* .........................     10.125     03/01/12            826,000
    2,300   Felcor Lodging L.P., Unsecured Senior Notes, Company Guaranteed .........      9.500     09/15/08          2,426,500
    2,000   Mandalay Resort Group, Senior Subordinated Notes* .......................      9.375     02/15/10          2,115,000
    3,000   Meristar Hospitality Operating Partnership/Finance Corp. II,
               Senior Notes* ........................................................     10.500     06/15/09          3,225,000
    2,250   Park Place Entertainment Corporation, Unsecured Senior Subordinated
               Notes ................................................................      8.125     05/15/11          2,272,500
    2,000   Penn National Gaming, Inc., Unsecured Senior Notes, Company Guaranteed ..      8.875     03/15/10          2,000,000
                                                                                                                   -------------
                                                                                                                      18,276,250
                                                                                                                   -------------

            INDUSTRIAL EQUIPMENT - 0.68%
    1,000   Dresser, Inc., Senior Subordinated Notes* ...............................      9.375     04/15/11          1,035,000
                                                                                                                   -------------

            LEISURE - 2.17%
    3,250   Bally Total Fitness Holding Corporation, Unsecured Senior Subordinated
               Notes, Series D ......................................................      9.875     10/15/07          3,274,375
                                                                                                                   -------------

The accompanying notes are an integral part of the financial statements.

                                       15

                             THE BEAR STEARNS FUNDS

                        High Yield Total Return Portfolio

                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 2002

--------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
 AMOUNT                                                                                INTEREST      MATURITY
 (000'S)                                                                                 RATE          DATE            VALUE
--------------------------------------------------------------------------------------------------------------------------------
            LONG-TERM DEBT INVESTMENTS (CONTINUED)

            NON-FERROUS METALS - 0.98%
   $1,400   Compass Minerals Group Inc., Unsecured Senior Subordinated Notes* .......     10.000%    08/15/11      $  1,482,250
                                                                                                                   ------------

            OIL & GAS - 7.27%
    2,000   Comstock Resources, Inc., Senior Notes* .................................     11.250     05/01/07          2,090,000
    2,250   Denbury Resources Inc., Unsecured Senior Subordinated Notes, Series B,
               Company Guaranteed ...................................................      9.000     03/01/08          2,216,250
    1,000   Magnum Hunter Resources, Inc., Senior Notes* ............................      9.600     03/15/12          1,052,500
    2,750   SESI, L.L.C., Unsecured Senior Notes, Company Guaranteed ................      8.875     05/15/11          2,763,750
    2,750   Swift Energy Company, Senior Subordinated Notes .........................     10.250     08/01/09          2,860,000
                                                                                                                   -------------
                                                                                                                      10,982,500
                                                                                                                   -------------

            PUBLISHING - 1.40%
    2,315   PRIMEDIA Inc., Unsecured Senior Notes, Company Guaranteed ...............      8.875     05/15/11          2,118,225
                                                                                                                   -------------

            RADIO/TELEVISION - 4.32%
    2,000   Entravision Communications Corporation, Senior Subordinated Notes* ......      8.125     03/15/09          2,030,000
    2,000   Lin Television Corporation, Unsecured Senior Subordinated Notes, Company
               Guaranteed ...........................................................      8.375     03/01/08          2,000,000
    2,500   PanAmSat Corporation, Unsecured Senior Notes, Company Guaranteed* .......      8.500     02/01/12          2,500,000
                                                                                                                   -------------
                                                                                                                       6,530,000
                                                                                                                   -------------

            RETAILERS - 4.14%
    2,250   Advance Stores Company, Inc., Senior Subordinated Notes* ................     10.250     04/15/08          2,390,625
    1,200   CSK Auto Inc., Unsecured Senior Notes* ..................................     12.000     06/15/06          1,278,000
    2,520   Mothers Work, Inc., Senior Notes ........................................     12.625     08/01/05          2,583,000
                                                                                                                   -------------
                                                                                                                       6,251,625
                                                                                                                   -------------

            UTILITIES - 2.02%
    1,250   AES Corporation (The), Unsecured Senior Notes ...........................      9.375     09/15/10            981,250
    2,000   CMS Energy Corporation, Unsecured Senior Notes ..........................      8.500     04/15/11          2,073,908
                                                                                                                   -------------
                                                                                                                       3,055,158
                                                                                                                   -------------

            WIRELESS TELECOMMUNICATIONS - 5.63%
    1,500   Alamosa Delaware Inc., Unsecured Senior Notes, Company Guaranteed .......     12.500     02/01/11          1,237,500
    1,500   American Tower Corporation, Senior Notes ................................      9.375     02/01/09          1,117,500
    1,800   Nextel Communications, Inc., Unsecured Senior Notes .....................      9.375     11/15/09          1,201,500
    2,000   SBA Communications Corporation, Unsecured Senior Notes ..................     10.250     02/01/09          1,385,000
    1,500   TeleCorp PCS, Inc., Unsecured Senior Subordinated Notes, Company
              Guaranteed ............................................................     10.625     07/15/10          1,691,250
    2,000   Triton PCS Inc., Unsecured Senior Subordinated Notes, Company
              Guaranteed ............................................................      8.750     11/15/11          1,870,000
                                                                                                                   -------------
                                                                                                                       8,502,750
                                                                                                                   -------------
            Total United States
              (cost - $132,550,944) .................................................                                134,947,938
                                                                                                                   -------------

The accompanying notes are an integral part of the financial statements.

                                       16

                             THE BEAR STEARNS FUNDS

                        High Yield Total Return Portfolio

                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 2002

--------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
 AMOUNT                                                                                  INTEREST    MATURITY
 (000'S)                                                                                  RATE(S)      DATE            VALUE
--------------------------------------------------------------------------------------------------------------------------------
            LONG-TERM DEBT INVESTMENTS (CONTINUED)

            CANADA - 2.94%
            HEALTH CARE - 1.49%
   $2,250   Biovail Corporation, Senior Subordinated Yankee Notes .................        7.875%    04/01/10       $  2,247,188
                                                                                                                    ------------
            UTILITIES - 1.45%
    2,750   Calpine Canada Energy Finance ULC, Unsecured Senior Notes, Company
               Guaranteed .........................................................        8.500     05/01/08          2,196,026
                                                                                                                    ------------
            Total Canada (cost - $4,772,976) ......................................                                    4,443,214
                                                                                                                    ------------
            Total Long-Term Debt Investments
               (cost - $137,323,920) ..............................................                                  139,391,152
                                                                                                                    ------------
 SHARES
---------
            EQUITY INVESTMENTS -- 0.60%
            PREFERRED STOCKS - UNITED STATES - 0.60%
            WIRELESS TELECOMMUNICATIONS - 0.60%
    1,107   Dobson Communications Corporation, Senior Exchangeable
               Preferred Stock (1) (cost - $1,105,945) ...........................  12.250 - 13.000     --                911,833
                                                                                                                   --------------

  UNITS
---------
            WARRANTS -- 0.00%
            UNITED STATES - 0.00%
            COMMERCIAL BANKS - 0.00%
       13   Imperial Credit Industry Corp.(2) .....................................           --     01/31/08                 --
                                                                                                                    ------------

            WIRELINE TELECOMMUNICATIONS - 0.00%
      250   Mpower Holding Corp.(2) ...............................................           --     10/01/04                  2
                                                                                                                    ------------
            Total Warrants (cost - $8,750) ........................................                                            2
                                                                                                                    ------------

 SHARES
---------
            SHORT-TERM INVESTMENT -- 3.85%
            INVESTMENT COMPANY - 3.85%
5,813,359   Federated Investors, Trust for Short-Term U.S.
               Government Securities** (cost - $5,813,359) ........................        1.570        --             5,813,359
                                                                                                                    ------------
            Total Investments -- 96.69% (cost - $144,251,974) .....................                                  146,116,346
            Other assets in excess of liabilities -- 3.31% ........................                                    5,003,926
                                                                                                                    ------------
            Net Assets -- 100.00% .................................................                                 $151,120,272
                                                                                                                    ============

----------
* SEC Rule 144A security. Such securities are traded only among qualified institutional buyers.
** Money market fund; interest rate reflects SEC seven-day yield at March 31, 2002.
(1) Payment-in-kind; of which all or a portion of the coupon is being capitalized at periodic intervals.
(2)  Non-income producing security.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                         Emerging Markets Debt Portfolio

                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 2002

----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
  AMOUNT                                                                             INTEREST          MATURITY
 (000'S)                                                                              RATE(S)           DATE(S)            VALUE
----------------------------------------------------------------------------------------------------------------------------------
            LONG-TERM DEBT INVESTMENTS -- 95.83%

            ALGERIA - 0.81%
            SOVEREIGN - 0.81%
   $  118   Republic of Algeria, Loan Tranche I(l)(2) ........................       2.875%            09/04/06         $  110,631
      160   Republic of Algeria, Loan Tranche III(l)(2) ......................       2.875             03/04/10            143,200
                                                                                                                        ----------
            Total Algeria  (cost - $231,170) .................................                                             253,831
                                                                                                                        ----------

            ARGENTINA - 2.41%
            SOVEREIGN - 2.41%
      320   Republic of Argentina (3)(4) .....................................          --        03/15/10 - 02/01/20       68,824
       49   Republic of Argentina, Bocon, Series PRE4(3)(5)(6) ...............          --             09/01/02              3,147
       70   Republic of Argentina, Bocon, Series PRO2(3)(5)(6) ...............          --             04/01/07              5,596
      515   Republic of Argentina, Bonds, Series 2008(3)(4) ..................          --             12/19/08            130,037
      200   Republic of Argentina, Bonos del Tesoro, Series BT02(3)(5) .......          --             05/09/02             36,000
      150   Republic of Argentina, Bonos del Tesoro, Series BT07(3)(5) .......          --             05/21/03             31,521
      105   Republic of Argentina, Bonos del Tesoro, Series BT08(3)(5) .......          --             05/21/05             30,957
      398   Republic of Argentina, Capitalized Bonds, Series 2018(3)(4) ......          --             06/19/18             82,081
      123   Republic of Argentina, FRD(3)(6)(7) ..............................          --             03/29/05             33,264
      450   Republic of Argentina, Par Bonds, Series L-GP(3)(7) ..............          --             03/31/23            195,187
       70   Republic of Argentina, Secured Discount Bonds, Series L-GL(3)(7) .          --             03/31/23             32,112
      140   Republic of Argentina, Senior Unsubordinated Bonds,
              Series BGL0(3)(4) ..............................................          --             12/20/03             33,250
      125   Republic of Argentina, Unsubordinated Bonds(3)(4) ................          --             04/07/09             30,156
      205   Republic of Argentina, Unsubordinated Bonds, Series BGL5(3)(4) ...          --             01/30/17             43,050
                                                                                                                        ----------
            Total Argentina (cost - $2,327,507) ..............................                                             755,182
                                                                                                                        ----------

            BRAZIL - 10.58%
            SOVEREIGN - 10.58%
      670   Federal Republic of Brazil(4) ....................................   9.375 - 12.750   04/07/08 - 03/06/30      580,775
      653   Federal Republic of Brazil, Capitalization Bonds(6)(7)(8)(9) .....       8.000             04/15/14            533,539
      310   Federal Republic of Brazil, Collateralized Par Bonds(7)(8) .......       6.000             04/15/24            215,837
       40   Federal Republic of Brazil, Secured DCB(2)(6)(7) .................       3.250             04/15/12             30,600
      475   Federal Republic of Brazil, Secured DCB, Series RG(2)(6)(7) ......       3.250             04/15/12            363,375
      240   Federal Republic of Brazil, Secured Discount Bonds(2)(7) .........       3.188             04/15/24            183,000
       50   Federal Republic of Brazil, Secured FLIRB Bearer(2)(6)(7) ........       3.188             04/15/09             41,437
      441   Federal Republic of Brazil, Secured NMB(2)(6)(7) .................       3.250             04/15/09            379,411
      378   Federal Republic of Brazil, Series EI-L(2)(6)(7) .................       3.188             04/15/06            351,067
      570   Federal Republic of Brazil, Unsubordinated Bonds(4) ..............  11.000 - 14.500   10/15/09 - 08/17/40      517,109
      115   Federal Republic of Brazil, Unsubordinated Notes(4) ..............      11.250             07/26/07            115,863
                                                                                                                        ----------
            Total Brazil  (cost - $3,187,065)                                                                            3,312,013
                                                                                                                        ----------

            BULGARIA - 3.19%
            SOVEREIGN - 3.19%
      370   Republic of Bulgaria, Collateralized FLIRB, Series A (6)(7)(8) ....      2.813             07/28/12            332,538
      760   Republic of Bulgaria, Debentures, Series PDI(2)(6)(7) ............       2.813             07/28/11            666,936
                                                                                                                        ----------
            Total Bulgaria (cost - $935,166) .................................                                             999,474
                                                                                                                        ----------

The accompanying notes are an integral part of the financial statements.

                                       18

                             THE BEAR STEARNS FUNDS

                         Emerging Markets Debt Portfolio

                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 2002

----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
  AMOUNT                                                                             INTEREST        MATURITY
 (000'S)                                                                              RATE(S)         DATE(S)            VALUE
----------------------------------------------------------------------------------------------------------------------------------
            LONG-TERM DEBT INVESTMENTS (CONTINUED)

            CHILE - 0.94%
            SOVEREIGN - 0.94%
   $  285   Republic of Chile, Notes(4) (cost - $281,425) .....................   6.875 - 7.125% 04/28/09 - 01/11/12  $    292,438
                                                                                                                      ------------

            CHINA - 0.10%
            CORPORATE - 0.10%
      120   Zhuhai Highway Co. Ltd.(10) (cost - $68,827) ......................          --            07/01/08             32,400
                                                                                                                      ------------

            COLOMBIA - 4.53%
            SOVEREIGN - 4.53%
      390   Republic of Colombia(4) ........................................... 10.000 - 11.750  01/23/12 - 02/25/20       383,603
      271   Republic of Colombia(4)(6) ........................................       9.750            04/09/11            277,528
      625   Republic of Colombia, Unsubordinated Bonds(4) .....................   7.625 - 9.750  02/15/07 - 04/23/09       601,375
      150   Republic of Colombia, Unsubordinated Bonds, Series NOV(4) .........       9.750            04/23/09            154,313
                                                                                                                      ------------
            Total Colombia (cost - $1,394,956) ................................                                          1,416,819
                                                                                                                      ------------

            CROATIA - 0.55%
            SOVEREIGN - 0.55%
      174   Croatia, Series A(2)(7) (cost - $160,052) .........................       2.875            07/31/10            172,125
                                                                                                                      ------------

            DOMINICAN REPUBLIC - 0.42%
            SOVEREIGN - 0.42%
      125   The Dominican Republic, Unsubordinated Notes(4) (cost - $129,189) .       9.500            09/27/06            132,344
                                                                                                                      ------------

            ECUADOR - 3.51%
            SOVEREIGN - 3.51%
      338   Republic of Ecuador(4)* ..........................................       12.000            11/15/12            273,146
      454   Republic of Ecuador(4)(8)* .......................................        5.000            08/15/30            247,430
      574   Republic of Ecuador, Registered(4) ...............................       12.000            11/15/12            463,864
      210   Republic of Ecuador, Registered(4)(8) ............................        5.000            08/15/30            114,450
                                                                                                                      ------------
            Total Ecuador (cost - $817,442) ..................................                                           1,098,890
                                                                                                                      ------------
            EGYPT - 1.12%
            SOVEREIGN - 1.12%
      100   Arab Republic of Egypt(4)* .......................................        7.625            07/11/06            102,750
      250   Arab Republic of Egypt, Unsubordinated Bonds(4)* .................        8.750            07/11/11            248,750
                                                                                                                      ------------
            Total Egypt  (cost - $351,093) ...................................                                             351,500
                                                                                                                      ------------
            IVORY COAST - 0.09%
            SOVEREIGN - 0.09%
      140   Ivory Coast, Collateralized FLIRB(6)(7)(11) (cost - $23,625) .....           --            03/29/18             26,775
                                                                                                                      ------------
            MALAYSIA - 4.17%
            CORPORATE - 1.89%
      585   Petroliam Nasional Berhad, Unsubordinated Bonds, Registered(4)* ..  7.125 - 7.625  10/18/06 - 10/15/26         591,031
                                                                                                                      ------------
            SOVEREIGN - 2.28%
      650   Malaysia, Bonds(4) ...............................................  7.500 - 8.750  06/01/09 - 07/15/11         713,986
                                                                                                                      ------------
            Total Malaysia (cost - $1,226,657) ...............................                                           1,305,017
                                                                                                                      ------------

The accompanying notes are an integral part of the financial statements.

                                       19

                             THE BEAR STEARNS FUNDS

                         Emerging Markets Debt Portfolio

                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 2002

----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
  AMOUNT                                                                           INTEREST          MATURITY
 (000'S)                                                                            RATE(S)           DATE(S)             VALUE
----------------------------------------------------------------------------------------------------------------------------------
            LONG-TERM DEBT INVESTMENTS (CONTINUED)

            MEXICO - 11.94%
            CORPORATE - 0.59%
   $  100   Conproca SA, Secured Bonds(4)(6) ..................................      12.000%           06/16/10       $    119,000
       60   Pemex Project Funding Master Trust, Company Guaranteed(4) .........       9.125            10/13/10             65,418
                                                                                                                      ------------
                                                                                                                           184,418
                                                                                                                      ------------

            SOVEREIGN - 11.35%
      775   United Mexican States(4) .......................................... 9.875 - 11.500   01/15/07 - 05/15/26       950,091
    1,170   United Mexican States, Notes(4) ................................... 7.500 - 9.875    02/01/10 - 08/15/31     1,214,356
      175   United Mexican States, Notes, Series MTN(4) .......................       8.500            02/01/06            188,453
       20   United Mexican States, Secured Discount Bonds, Series A(7) ........       6.250            12/31/19             18,613
      800   United Mexican States, Secured Discount Bonds, Series B(7) ........       6.250            12/31/19            744,500
      175   United Mexican States, Secured Discount Bonds, Series C(2)(7) .....       2.998            12/31/19            179,748
      220   United Mexican States, Series XW(4) ...............................      10.375            02/17/09            255,063
                                                                                                                      ------------
                                                                                                                         3,550,824
                                                                                                                      ------------
            Total Mexico (cost - $3,465,095) ..................................                                          3,735,242
                                                                                                                      ------------

            MOROCCO - 1.27%
            SOVEREIGN - 1.27%
      426   The Kingdom of Morocco, Tranche A(1)(2) (cost - $351,873) .........       2.781            01/01/09            396,869
                                                                                                                      ------------

            NIGERIA - 2.64%
            SOVEREIGN - 2.64%
      500   Central Bank of Nigeria, Collateralized Par Bonds,
               Series WW(7)(8)(12) ............................................       6.250            11/15/20            355,000
      641   Nigeria Promissory Notes(4)(8) ....................................       5.092            01/05/10            471,911
                                                                                                                      ------------
            Total Nigeria (cost - $749,647) ...................................                                            826,911
                                                                                                                      ------------

            PANAMA - 3.22%
            SOVEREIGN - 3.22%
      700   The Republic of Panama(4) ......................................... 8.250 - 9.625    04/22/08 - 04/01/29       708,450
      218   The Republic of Panama, IRD(2)(6)(7) ..............................       4.750            07/17/14            198,009
      120   The Republic of Panama, PDI Bonds(2)(6)(7)(9) .....................       4.000            07/17/16            102,681
                                                                                                                      ------------
            Total Panama (cost - $969,836) ....................................                                          1,009,140
                                                                                                                      ------------

            PERU - 2.38%
            SOVEREIGN - 2.38%
      470   The Republic of Peru(2)(6)(7) .....................................       4.500            03/07/17            380,315
      480   The Republic of Peru, Collateralized FLIRB(6)(7)(8) ...............       4.000            03/07/17            363,000
                                                                                                                      ------------
            Total Peru (cost - $693,806) ......................................                                            743,315
                                                                                                                      ------------

            PHILIPPINES - 4.88%
            SOVEREIGN - 4.88%
      680   Republic of the Philippines(4) .................................... 9.500 - 9.875    01/15/19 - 10/21/24       704,694
      460   Republic of the Philippines, Notes(4) ............................. 9.875 - 10.625   03/16/10 - 03/16/25       488,647
      325   Republic of the Philippines, Unsecured Bonds(4) ...................       8.875            04/15/08            333,734
                                                                                                                      ------------
            Total Philippines (cost - $1,400,140) .............................                                          1,527,075
                                                                                                                      ------------

The accompanying notes are an integral part of the financial statements.

                                       20

                             THE BEAR STEARNS FUNDS

                         Emerging Markets Debt Portfolio

                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 2002

----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
 AMOUNT                                                                          INTEREST            MATURITY
(000'S)                                                                           RATE(S)             DATE(S)            VALUE
----------------------------------------------------------------------------------------------------------------------------------
            LONG-TERM DEBT INVESTMENTS (CONTINUED)

            POLAND - 1.90%
            SOVEREIGN - 1.90%
   $  594   The Republic of Poland, Series PDIB(7)(8) (cost - $581,482) .......       6.000%           10/27/14       $    595,114
                                                                                                                      ------------

            RUSSIA - 9.42%
            SOVEREIGN - 9.42%
      160   Russian Federation, Senior Unsubordinated Bonds, Registered(4) ....      11.750            06/10/03            172,200
      231   Russian Federation, Unsubordinated Bonds(4)(6)(8) .................       8.250            03/31/10            219,587
    1,626   Russian Federation, Unsubordinated Bonds(4)(6)(8)* ................       5.000            03/31/30          1,081,557
    1,175   Russian Federation, Unsubordinated Bonds, Registered(4) ........... 10.000 - 12.750  06/26/07 - 06/24/28     1,276,397
      300   Russian Federation, Unsubordinated Bonds, Registered(4)(6)(8) .....       5.000            03/31/30            199,500
                                                                                                                      ------------
            Total Russia (cost - $1,633,912) ..................................                                          2,949,241
                                                                                                                      ------------

            SOUTH AFRICA - 1.30%
            SOVEREIGN - 1.30%
      240   Republic of South Africa(4) .......................................       9.125            05/19/09            258,000
      150   Republic of South Africa, Notes(13) ...............................       8.500            06/23/17            148,500
                                                                                                                      ------------
            Total South Africa (cost - $375,692) ..............................                                            406,500
                                                                                                                      ------------

            SOUTH KOREA - 3.64%
            CORPORATE - 0.48%
      130   Hanvit Bank, Registered(1)(8) .....................................      12.750            03/01/10            150,336
                                                                                                                      ------------

            SOVEREIGN - 3.16%
      855   Republic of Korea, Unsecured Unsubordinated Bonds(5) ..............       8.875            04/15/08            989,128
                                                                                                                      ------------
            Total South Korea (cost - $1,072,262) .............................                                          1,139,464
                                                                                                                      ------------

            THAILAND - 0.52%
            SOVEREIGN - 0.52%
      150   The Kingdom of Thailand, Unsecured Notes(13) (cost - $159,603) ....       7.750            04/15/07            163,515
                                                                                                                      ------------

            TURKEY - 5.18%
            SOVEREIGN - 5.18%
      550   Republic of Turkey(4) ............................................. 11.750 - 11.875  11/05/04 - 06/15/10       577,075
      195   Republic of Turkey, Notes(4) ......................................      11.375            11/27/06            208,041
      805   Republic of Turkey, Senior Unsubordinated Bonds(4) ................ 11.875 - 12.375  06/15/09 - 01/15/30       836,466
                                                                                                                      ------------
            Total Turkey (cost - $1,554,548) ..................................                                          1,621,582
                                                                                                                      ------------

            UKRAINE - 0.92%
            SOVEREIGN - 0.92%
      285   Ukraine Government, Unsecured Senior Notes,
               Registered(4)(6)(cost - $204,334) ..............................      11.000            03/15/07            288,360
                                                                                                                      ------------

The accompanying notes are an integral part of the financial statements.

                                       21

                             THE BEAR STEARNS FUNDS

                         Emerging Markets Debt Portfolio

                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 2002

----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
  AMOUNT                                                                            INTEREST          MATURITY
 (000'S)                                                                             RATE(S)           DATE(S)            VALUE
----------------------------------------------------------------------------------------------------------------------------------
            LONG-TERM DEBT INVESTMENTS (CONTINUED)

            UNITED STATES - 2.88%
            SOVEREIGN - 2.88%
   $  930   U.S. Treasury Notes (cost - $914,676) .............................       5.000%     02/15/11 - 08/15/11  $    899,856
                                                                                                                      ------------

            URUGUAY - 1.90%
            SOVEREIGN - 1.90%
      755   Republica Orient of Uruguay, Unsecured Bonds(4) (cost - $649,142)..   7.625 - 7.875  01/20/12 - 07/15/27       595,456
                                                                                                                      ------------

            VENEZUELA - 9.42%
            SOVEREIGN - 9.42%
      855   Republic of Venezuela(4) ..........................................      13.625            08/15/18            766,294
      917   Republic of Venezuela, FLIRD, Series A(2)(6)(7) ...................       3.438            03/31/07            748,220
    1,286   Republic of Venezuela, Series DL(2)(6)(7) .........................       2.875            12/18/07          1,055,877
      500   Republic of Venezuela, Series W-B(7)(14) ..........................       6.750            03/31/20            376,444
                                                                                                                      ------------
            Total Venezuela (cost - $2,849,711) ...............................                                          2,946,835
                                                                                                                      ------------
            Total Long-Term Debt Investments
               (cost - $28,759,933) ...........................................                                         29,993,283
                                                                                                                      ------------

The accompanying notes are an integral part of the financial statements.

                                       22

                             THE BEAR STEARNS FUNDS

                         Emerging Markets Debt Portfolio

                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 2002

----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
  AMOUNT                                                                            INTEREST          MATURITY
 (000'S)                                                                             RATE(S)           DATE(S)            VALUE
----------------------------------------------------------------------------------------------------------------------------------
            SHORT-TERM INVESTMENT--4.97%
            GRAND CAYMAN - 4.97%
   $1,555   Brown Brothers Harriman & Co. (cost - $1,555,000) ..................      0.930%             **           $  1,555,000
                                                                                                                      ------------
            Total Investments -- 100.80%   (cost - $30,314,933) ................                                        31,548,283
            Liabilities in excess of other assets -- (0.80)% ...................                                          (248,969)
                                                                                                                      ------------
            Net Assets -- 100.00% ..............................................                                      $ 31,299,314
                                                                                                                      ============

----------

* SEC Rule 144A security. Such securities are traded only among qualified institutional buyers.
** Variable rate call account. Rate resets on a daily basis, amounts available generally on the same business day.
(1)    Loan Participations.
(2)    Adjustable rate; rate based on London Interbank Offered Rate (LIBOR).
(3)    Instrument is in technical default.
(4)    Global/Eurobonds.
(5)    Domestic bonds.
(6)    Pro-rata sinking fund has been established.
(7)    Brady bonds.
(8)    Step-up coupon; coupon increases at periodic intervals.
(9) Payment-in-kind; of which all or a portion of the coupon is being capitalized at periodic intervals.
(10) The coupon payments on this subordinated bond were due and payable on July 1, 2000, January 2, 2001, July 3, 2001 and January 2, 2002 have not been received by bondholders. The bond is not rated by Standard & Poor's Rating Service ("S&P"). Also, senior notes of the issuer are now in payment default, and are not rated by S&P.
(11) The coupon payments on this bond were due and payable on September 30, 2000, March 31, 2001, September 30, 2001 and March 31, 2002 have not been received by bondholders. The bond is not rated by S&P.
(12)   With an additional 2,250 warrants attached, with no market value.
(13)   Yankee notes.
(14) With an additional 9,635 value recovery rights attached, with no market value.
DCB    Debt Conversion Bonds.
FLIRB  Front Loaded Interest Reduction Bonds.
FLIRD  Front Loaded Interest Reduction Debentures.
FRD    Floating Rate Debentures.
IRD    Interest Reduction Debentures.
NMB    New Money Bonds.
PDI    Past Due Interest.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                       STATEMENTS OF ASSETS & LIABILITIES

                                 MARCH 31, 2002

                                                                                             HIGH YIELD       EMERGING
                                                                                               TOTAL           MARKETS
                                                                              INCOME           RETURN           DEBT
                                                                             PORTFOLIO       PORTFOLIO        PORTFOLIO
                                                                            -----------     ------------     -----------
ASSETS
   Investments, at value (cost - $40,910,139, $144,251,974 and
     $30,314,933, respectively) .........................................   $40,441,793     $146,116,346     $31,548,283
   Interest and dividends receivable ....................................       414,176        3,560,786         721,493
   Receivable for investments sold ......................................            --        3,120,972              --
   Receivable for Portfolio shares sold .................................        90,097        1,350,996          26,323
   Receivable from investment adviser ...................................        32,870               --              --
   Deferred organization expenses and other assets ......................        30,416           44,459          24,661
                                                                            -----------     ------------     -----------
       Total assets .....................................................    41,009,352      154,193,559      32,320,760
                                                                            -----------     ------------     -----------

LIABILITIES
   Payable for investments purchased ....................................     5,305,375        2,091,045         757,125
   Dividends payable ....................................................        49,823          402,568          59,565
   Distribution and service fees payable (Class A, B and C shares) ......        66,725          306,838          56,562
   Payable for Portfolio shares repurchased .............................        34,153          134,733          32,697
   Administration fee payable ...........................................        14,479           18,817           3,881
   Advisory fee payable .................................................            --           26,362           8,350
   Custodian fee payable ................................................         1,612            2,277          11,824
   Accrued expenses .....................................................        57,345           90,647          91,442
                                                                            -----------     ------------     -----------
       Total liabilities ................................................     5,529,512        3,073,287       1,021,446
                                                                            -----------     ------------     -----------

NET ASSETS
   Capital stock, $0.001 par value (unlimited shares of beneficial
     interest authorized) ...............................................         2,997           18,079           2,964
   Paid-in capital ......................................................    36,272,809      190,771,367      33,474,071
   Undistributed net investment income/(loss) ...........................       (20,806)          35,079           6,817
   Accumulated net realized loss from investments and foreign currency
     related transactions, if any .......................................      (306,814)     (41,568,625)     (3,417,888)
   Net unrealized appreciation/(depreciation) on investments and
     foreign currency related transactions, if any ......................      (468,346)       1,864,372       1,233,350
                                                                            -----------     ------------     -----------
       Net assets .......................................................   $35,479,840     $151,120,272     $31,299,314
                                                                            ===========     ============     ===========

CLASS A
   Net assets ...........................................................   $ 9,756,827     $ 72,490,896     $25,752,125
                                                                            -----------     ------------     -----------
   Shares of beneficial interest outstanding ............................       824,148        8,672,466       2,435,523
                                                                            -----------     ------------     -----------
   Net asset value per share ............................................        $11.84            $8.36          $10.57
                                                                                 ======            =====          ======
   Maximum offering price per share (net asset value plus sales charge
     of 4.50% of the offering price)* ...................................        $12.40            $8.75          $11.07
                                                                                 ======            =====          ======

CLASS B
   Net assets ...........................................................   $ 6,772,671     $ 32,232,738     $ 2,344,461
                                                                            -----------     ------------     -----------
   Shares of beneficial interest outstanding ............................       572,078        3,856,217         223,498
                                                                            -----------     ------------     -----------
   Net asset value and offering price per share** .......................        $11.84            $8.36          $10.49
                                                                                 ======            =====          ======

CLASS C
   Net assets ...........................................................   $ 6,066,001     $ 29,534,976     $ 3,202,728
                                                                            -----------     ------------     -----------
   Shares of beneficial interest outstanding ............................       512,390        3,533,397         305,131
                                                                            -----------     ------------     -----------
   Net asset value and offering price per share** .......................        $11.84            $8.36          $10.50
                                                                                 ======            =====          ======

CLASS Y
   Net assets ...........................................................   $12,884,341     $ 16,861,662              --
                                                                            -----------     ------------     -----------
   Shares of beneficial interest outstanding ............................     1,088,330        2,017,255              --
                                                                            -----------     ------------     -----------
   Net asset value, offering and redemption price per share .............        $11.84            $8.36              --
                                                                                 ======            =====           =====

----------
 *   On investments of $50,000 or more, the offering price is reduced.
** Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

The  accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                            STATEMENTS OF OPERATIONS

                    FOR THE FISCAL YEAR ENDED MARCH 31, 2002

                                                                              INCOME           HIGH YIELD TOTAL    EMERGING MARKETS
                                                                             PORTFOLIO         RETURN PORTFOLIO     DEBT PORTFOLIO
                                                                             ----------        ----------------    ----------------
INVESTMENT INCOME
   Interest ................................................................ $1,741,312          $12,029,856            $2,952,449
   Dividends ...............................................................         --              175,872                    --
                                                                             ----------          -----------            ----------
                                                                              1,741,312           12,205,728             2,952,449
                                                                             ----------          -----------            ----------

EXPENSES
   Advisory fees ...........................................................    138,087              772,285               283,764
   Distribution and service fees - Class A .................................     32,374              245,336                80,352
   Distribution and service fees - Class B .................................     66,198              289,616                21,754
   Distribution and service fees - Class C .................................     46,572              239,393                32,389
   Transfer agent fees and expenses ........................................    155,950              160,637                94,025
   Accounting fees .........................................................    103,729              139,860                90,002
   Administration fees .....................................................     46,029              193,073                42,565
   Legal and auditing fees .................................................     52,002               56,999                64,200
   Federal and state registration fees .....................................     44,206               49,895                37,637
   Custodian fees and expenses .............................................     11,800               21,800                58,001
   Reports and notices to shareholders .....................................     12,768               50,502                 9,098
   Trustees' fees and expenses .............................................      7,892                8,650                 8,377
   Insurance expenses ......................................................      6,844                8,072                 7,019
   Amortization of organization expenses.. .................................         --               12,275                    --
   Other ...................................................................      3,221                3,001                 3,000
                                                                             ----------          -----------            ----------
       Total expenses before waivers and related reimbursements ............    727,672            2,251,394               832,183
       Less: waivers and related reimbursements ............................   (444,792)            (643,460)             (300,384)
                                                                             ----------          -----------            ----------
       Total expenses after waivers and related reimbursements .............    282,880            1,607,934               531,799
                                                                             ----------          -----------            ----------
   Net investment income ...................................................  1,458,432           10,597,794             2,420,650
                                                                             ----------          -----------            ----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
   Net realized gain/(loss) from:
     Investments ...........................................................    243,858           (6,894,426)             (148,603)
     Foreign currency related transactions .................................         --                   --               (42,328)
   Net change in unrealized appreciation on:
     Investments ...........................................................   (826,015)           1,060,215               694,866
     Foreign currency related transactions .................................         --                   --                13,666
                                                                             ----------          -----------            ----------
   Net realized and unrealized gain/(loss) on investments ..................   (582,157)          (5,834,211)              517,601
                                                                             ----------          -----------            ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ....................... $  876,275          $ 4,763,583            $2,938,251
                                                                             ==========          ===========            ==========

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                  INCOME                   HIGH YIELD TOTAL                EMERGING MARKETS
                                                PORTFOLIO                  RETURN PORTFOLIO                 DEBT PORTFOLIO
                                       ----------------------------   ---------------------------   ------------------------------
                                                 FOR THE                      FOR THE                          FOR THE
                                               FISCAL YEARS                 FISCAL YEARS                     FISCAL YEARS
                                              ENDED MARCH 31,              ENDED MARCH 31,                  ENDED MARCH 31,
                                       ----------------------------   ---------------------------   ------------------------------
                                            2002           2001           2002           2001           2002             2001
                                       -------------   ------------   ------------   ------------   -------------   --------------
INCREASE/(DECREASE) IN NET ASSETS
   FROM OPERATIONS
   Net investment income ............. $   1,458,432   $    944,160   $ 10,597,794   $  9,163,680   $   2,420,650   $    2,678,217
   Net realized gain/(loss)from
     investments and foreign
     currency related transactions,
     if any ..........................       243,858       (107,724)    (6,894,426)   (23,438,340)       (190,931)         633,903
   Net change in unrealized
     appreciation/(depreciation) on
     investments and foreign currency
     related transactions, if any ....      (826,015)       710,450      1,060,215     12,737,866         708,532       (1,305,019)
                                       -------------   ------------   ------------   ------------   -------------   --------------
   Net increase/(decrese) in net
     assets resulting from
     operations ......................       876,275      1,546,886      4,763,583     (1,536,794)      2,938,251        2,007,101
                                       -------------   ------------   ------------   ------------   -------------   --------------

DIVIDENDS TO SHAREHOLDERS FROM
   Net investment income
     Class A shares ..................      (461,744)      (360,915)    (5,984,172)    (4,999,212)     (1,986,236)      (2,266,869)
     Class B shares ..................      (282,636)      (160,711)    (2,283,599)    (2,178,629)       (174,175)        (159,013)
     Class C shares ..................      (201,480)      (129,207)    (1,887,284)    (1,953,819)       (261,198)        (258,009)
     Class Y shares ..................      (541,015)      (293,327)      (466,355)            --              --               --
                                       -------------   ------------   ------------   ------------   -------------   --------------
                                          (1,486,875)      (944,160)   (10,621,410)    (9,131,660)     (2,421,609)      (2,683,891)
                                       -------------   ------------   ------------   ------------   -------------   --------------

SHARES OF BENEFICIAL INTEREST
   Net proceeds from the sale of shares   27,437,838     21,523,945     70,670,903     67,107,610       8,365,516        8,593,909
   Cost of shares repurchased ........   (17,244,182)   (11,716,000)   (37,702,374)   (30,778,779)     (6,386,126)     (15,473,961)
   Shares issued in reinvestment of
     dividends .......................     1,059,856        593,879      6,224,396      4,906,398       1,565,752        1,718,915
                                       -------------   ------------   ------------   ------------   -------------   --------------
   Net increase/(decrese) in net
     assets derived from shares of
     beneficial interest transactions.    11,253,512     10,401,824     39,192,925     41,235,229       3,545,142       (5,161,137)
                                       -------------   ------------   ------------   ------------   -------------   --------------
   Total increase/(decrease)
     in net assets ...................    10,642,912     11,004,550     33,335,098     30,566,775       4,061,784       (5,837,927)
NET ASSETS
   Beginning of year .................    24,836,928     13,832,378    117,785,174     87,218,399      27,237,530       33,075,457
                                       -------------   ------------   ------------   ------------   -------------   --------------
   End of year* ...................... $  35,479,840   $ 24,836,928   $151,120,272   $117,785,174   $  31,299,314   $   27,237,530
                                       =============   ============   ============   ============   =============   ==============

----------
*    Includes undistributed net investment income as follows:

                                                  FOR THE
                                                FISCAL YEARS
                                               ENDED MARCH 31,
                                       ----------------------------
                                           2002            2001
                                       -------------   ------------
High Yield Total Return Portfolio ....     $35,079       $32,020
Emerging Markets Debt Portfolio ......       6,817            --

The accompanying notes are an integral part of the financial statements.

                     This page is intentionally left blank.

                             THE BEAR STEARNS FUNDS

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Contained below is per share operating performance data for each class of shares outstanding, total investment returns, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements.

--------------------------------------------------------------------------------

                                          NET                            NET
                                         ASSET                       REALIZED AND   DIVIDENDS    DISTRIBUTIONS
                                         VALUE,           NET         UNREALIZED     FROM NET      FROM NET
                                       BEGINNING      INVESTMENT    GAIN/(LOSS) ON  INVESTMENT     REALIZED
                                       OF PERIOD       INCOME*(1)   INVESTMENTS*(2)   INCOME     CAPITAL GAINS
                                       ---------      -----------   --------------- ----------   ---------------
INCOME PORTFOLIO
CLASS A
   For the fiscal year ended
     March 31, 2002 ...................  $11.99           $0.60          $(0.15)       $(0.60)             --
   For the fiscal year ended
     March 31, 2001 ..................    11.53            0.73            0.46         (0.73)             --
   For the fiscal year ended
     March 31, 2000 ..................    12.15            0.70           (0.62)        (0.70)             --
   For the fiscal year ended
     March 31, 1999 ..................    12.37            0.74           (0.03)        (0.74)         $(0.19)
   For the fiscal year ended
     March 31, 1998 ..................    12.03            0.76            0.36         (0.76)          (0.02)
CLASS B
   For the fiscal year ended
     March 31, 2002 ..................    11.99            0.52           (0.15)        (0.52)             --
   For the fiscal year ended
     March 31, 2001 ..................    11.53            0.65            0.46         (0.65)             --
   For the fiscal year ended
     March 31, 2000 ..................    12.15            0.63           (0.62)        (0.63)             --
   For the fiscal year ended
     March 31, 1999 ..................    12.37            0.65           (0.03)        (0.65)          (0.19)
   For the period February 2,
     1998** through March 31, 1998 ...    12.47            0.10           (0.10)        (0.10)             --
CLASS C
   For the fiscal year ended
     March 31, 2002 ..................    11.99            0.52           (0.15)        (0.52)             --
   For the fiscal year ended
     March 31, 2001 ..................    11.53            0.65            0.46         (0.65)             --
   For the fiscal year ended
     March 31, 2000 ..................    12.15            0.63           (0.62)        (0.63)             --
   For the fiscal year ended
     March 31, 1999 ..................    12.37            0.65           (0.03)        (0.65)          (0.19)
   For the fiscal year ended
     March 31, 1998 ..................    12.03            0.70            0.36         (0.70)          (0.02)
CLASS Y
   For the fiscal year ended
     March 31, 2002 ..................    11.99            0.64           (0.15)        (0.64)             --
   For the fiscal year ended
     March 31, 2001 ..................    11.53            0.77            0.46         (0.77)             --
   For the fiscal year ended
     March 31, 2000 ..................    12.15            0.74           (0.62)        (0.74)             --
   For the fiscal year ended
     March 31, 1999 ..................    12.37            0.78           (0.03)        (0.78)          (0.19)
   For the fiscal year ended
     March 31, 1998 ..................    12.03            0.80            0.36         (0.80)          (0.02)

----------
 * Calculated based on average settled shares outstanding during the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
**   Commencement of initial public offering.
(1)  Reflects waivers and related reimbursements.
(2) The amounts shown for a share outstanding thoughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of the sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods.


The accompanying notes are an integral part of the financial statements.

                                                                                                   INCREASE/(DECREASE)
                                                                                      RATIO OF        REFLECTED IN
                                      NET                                               NET          EXPENSE AND NET
                                     ASSET                                RATIO OF  INVESTMENT          INVESTMENT
                                     VALUE,   TOTAL       NET ASSETS,   EXPENSES TO  INCOME TO        INCOME RATIOS       PORTFOLIO
                                    END OF  INVESTMENT   END OF PERIOD  AVERAGE NET AVERAGE NET    DUE TO WAIVERS AND     TURNOVER
                                    PERIOD  RETURN(3)   (000'S OMITTED) ASSETS (1)   ASSETS (1)   RELATED REIMBURSEMENTS    RATE
                                   --------- ----------  --------------- ----------- -----------   ---------------------- ---------
INCOME PORTFOLIO
CLASS A
 For the fiscal year ended
   March 31, 2002 ................    $11.84     3.86%      $ 9,757         0.80%        4.99%             1.45%           240.84%
 For the fiscal year ended
   March 31, 2001 ................     11.99    10.68         8,316         0.80         6.22              2.48            174.46
 For the fiscal year ended
   March 31, 2000 ................     11.53     0.77         5,071         0.80         5.99              3.13            158.47
 For the fiscal year ended
   March 31, 1999 ................     12.15     5.77         4,775         0.80         5.83              2.98            107.21
 For the fiscal year ended
   March 31, 1998 ................     12.37     9.43         2,926         0.80         6.13              1.86            244.78

CLASS B
 For the fiscal year ended
   March 31, 2002 ................     11.84     3.19         6,773         1.45         4.27              1.45            240.84
 For the fiscal year ended
   March 31, 2001 ................     11.99     9.96         4,861         1.45         5.55              2.48            174.46
 For the fiscal year ended
   March 31, 2000 ................     11.53     0.12         2,027         1.45         5.34              3.13            158.47
 For the fiscal year ended
   March 31, 1999 ................     12.15     5.09         1,121         1.45         5.16              2.81            107.21
 For the period February 2,
   1998** through March 31, 1998 .     12.37    (0.04)(4)        18         1.45(5)      5.22(4)(5)        0.48(4)(5)      244.78

CLASS C
 For the fiscal year ended
   March 31, 2002 ................     11.84     3.19         6,066         1.45         4.27              1.45            240.84
 For the fiscal year ended
   March 31, 2001 ................     11.99     9.96         3,339         1.45         5.55              2.48            174.46
 For the fiscal year ended
   March 31, 2000 ................     11.53     0.12         1,971         1.45         5.33              3.13            158.47
 For the fiscal year ended
   March 31, 1999 ................     12.15     5.08         2,067         1.45         5.28              3.18            107.21
 For the fiscal year ended
   March 31, 1998 ................     12.37     8.92         1,403         1.28         5.60              1.80            244.78

CLASS Y
 For the fiscal year ended
   March 31, 2002 ................     11.84     4.22        12,884         0.45         5.35              1.45            240.84
 For the fiscal year ended
   March 31, 2001 ................     11.99    11.07         8,321         0.45         6.52              2.48            174.46
 For the fiscal year ended
   March 31, 2000 ................     11.53     1.13         4,763         0.45         6.36              3.13            158.47
 For the fiscal year ended
   March 31, 1999 ................     12.15     6.13         4,406         0.45         6.27              3.23            107.21
 For the fiscal year ended
   March 31, 1998 ................     12.37     9.81         4,339         0.45         6.39              1.78            244.78

----------
(3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment return is not annualized.
(4) The total investment return and ratios for a class of shares are not necessarily comparible to those of any other outstanding class of shares, due to the timing differences in the commencement of intial public offerings.
(5)  Annualized.

                             THE BEAR STEARNS FUNDS

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Contained below is per share operating performance data for each class of shares outstanding, total investment returns, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements.

--------------------------------------------------------------------------------

                                          NET                            NET
                                         ASSET                       REALIZED AND   DIVIDENDS     DISTRIBUTIONS
                                         VALUE,           NET         UNREALIZED     FROM NET       FROM NET
                                       BEGINNING      INVESTMENT    GAIN/(LOSS) ON  INVESTMENT      REALIZED
                                       OF PERIOD       INCOME*(1)   INVESTMENTS*(2)  INCOME       CAPITAL GAINS
                                       ---------      -----------   --------------- ----------   ---------------
HIGH YIELD TOTAL RETURN PORTFOLIO
CLASS A
   For the fiscal year
     ended March 31, 2002 ............   $ 8.74           $0.72          $(0.38)       $(0.72)             --
   For the fiscal year
     ended March 31, 2001 ............     9.78            0.94           (1.04)        (0.94)             --
   For the fiscal year
     ended March 31, 2000 ............    11.36            1.08           (1.58)        (1.08)             --
   For the fiscal year
     ended March 31, 1999 ............    12.73            1.11           (1.32)        (1.11)         $(0.05)
   For the period January 2, 1998**
     through March 31, 1998 ..........    12.00            0.26            0.73         (0.26)             --
CLASS B
   For the fiscal year
     ended March 31, 2002 ............     8.74            0.67           (0.38)        (0.67)             --
   For the fiscal year
     ended March 31, 2001 ............     9.78            0.88           (1.04)        (0.88)             --
   For the fiscal year
     ended March 31, 2000 ............    11.36            1.01           (1.58)        (1.01)             --
   For the fiscal year
     ended March 31, 1999 ............    12.73            1.04           (1.32)        (1.04)          (0.05)
   For the period January 2, 1998**
     through March 31, 1998 ..........    12.00            0.24            0.73         (0.24)             --
CLASS C
   For the fiscal year
     ended March 31, 2002 ............     8.74            0.67           (0.38)        (0.67)             --
   For the fiscal year
     ended March 31, 2001 ............     9.78            0.88           (1.04)        (0.88)             --
   For the fiscal year
     ended March 31, 2000 ............    11.36            1.01           (1.58)        (1.01)             --
   For the fiscal year
     ended March 31, 1999 ............    12.73            1.04           (1.32)        (1.04)          (0.05)
   For the period January 2, 1998**
     through March 31, 1998 ..........    12.00            0.24            0.73         (0.24)             --
CLASS Y
   For the period July 11, 2001***
     through March 31, 2002 ..........     8.46            0.53           (0.10)        (0.53)             --

----------
  * Calculated based on average settled shares outstanding during the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
 **  Commencement of investment operations.
***  Commencement of initial public offering.
(1)  Reflects waivers and related reimbursements.
(2) The amounts shown for a share outstanding thoughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of the sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods. Net realized and unrealized gain/(loss) on investments include forward foreign currency exchange contracts and translation of foreign currency related transactions, if any.


The accompanying notes are an integral part of the financial statements.

                                                                                                    INCREASE/(DECREASE)
                                                                                      RATIO OF         REFLECTED IN
                                    NET                                                 NET         EXPENSE AND NET
                                   ASSET                                 RATIO OF    INVESTMENT        INVESTMENT
                                   VALUE,    TOTAL       NET ASSETS,    EXPENSES TO  INCOME TO        INCOME RATIOS        PORTFOLIO
                                  END OF   INVESTMENT   END OF PERIOD   AVERAGE NET AVERAGE NET    DUE TO WAIVERS AND      TURNOVER
                                  PERIOD   RETURN(3)   (000'S OMITTED)  ASSETS (1)   ASSETS (1)   RELATED REIMBURSEMENTS     RATE
                                 --------  ----------  ---------------  ----------- -----------   ----------------------  ----------
HIGH YIELD TOTAL RETURN PORTFOLIO
CLASS A
 For the fiscal year
   ended March 31, 2002 ......... $ 8.36     4.16%      $72,491            1.00%        8.51%           0.49%            212.94%
 For the fiscal year
   ended March 31, 2001 .........   8.74    (1.07)       69,132            1.00        10.03            0.64             122.83
 For the fiscal year
   ended March 31, 2000 .........   9.78    (4.68)       44,991            1.00        10.14            0.58              70.61
 For the fiscal year
   ended March 31, 1999 .........  11.36    (1.57)       55,367            1.00         9.37            0.74             101.75
 For the period January 2, 1998**
   through March 31, 1998 .......  12.73     8.30        18,301            1.00(5)      9.14(5)         1.67(5)          139.61
CLASS B
 For the fiscal year
   ended March 31, 2002 .........   8.36     3.49        32,233            1.65         7.86            0.49             212.94
 For the fiscal year
   ended March 31, 2001 .........   8.74    (1.71)       26,336            1.65         9.45            0.64             122.83
 For the fiscal year
   ended March 31, 2000 .........   9.78    (5.29)       23,520            1.65         9.49            0.59              70.61
 For the fiscal year
   ended March 31, 1999 .........  11.36    (2.21)       23,395            1.65         8.76            0.73             101.75
 For the period January 2, 1998**
   through  March 31, 1998 ......  12.73     8.13         6,013            1.65(5)      8.46(5)         1.68(5)          139.61
CLASS C
 For the fiscal year
   ended March 31, 2002 .........   8.36     3.49        29,535            1.65         7.84            0.49             212.94
 For the fiscal year
   ended March 31, 2001 .........   8.74    (1.71)       22,317            1.65         9.45            0.64             122.83
 For the fiscal year
   ended March 31, 2000 .........   9.78    (5.29)       18,707            1.65         9.49            0.59              70.61
 For the fiscal year
   ended March 31, 1999 .........  11.36    (2.21)       26,064            1.65         8.73            0.73             101.75
 For the period January 2, 1998**
   through March 31, 1998 .......  12.73     8.13        11,298            1.65(5)      8.46(5)         1.67(5)          139.61
CLASS Y
 For the period July 11, 2001***
   through March 31, 2002 .......   8.36     4.99(4)     16,862            0.65(5)      8.67(4)(5)      0.49(4)(5)       212.94

----------
(3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment return is not annualized.
(4) The total investment return and ratios for a class of shares are not necessarily comparible to those of any other outstanding class of shares, due to the timing differences in the commencement of initial public offerings.
(5)  Annualized.

                             THE BEAR STEARNS FUNDS

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Contained below is per share operating performance data for each class of shares outstanding, total investment returns, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements.

--------------------------------------------------------------------------------

                                          NET                            NET
                                         ASSET                       REALIZED AND   DIVIDENDS      DISTRIBUTIONS
                                         VALUE,           NET         UNREALIZED     FROM NET        FROM NET
                                       BEGINNING      INVESTMENT    GAIN/(LOSS) ON  INVESTMENT       REALIZED
                                       OF PERIOD       INCOME*(1)   INVESTMENTS*(2)  INCOME       CAPITAL GAINS
                                       ---------      -----------   --------------- ----------   ---------------
EMERGING MARKETS DEBT PORTFOLIO
CLASS A
   For the fiscal year ended
     March 31, 2002 ..................   $10.40           $0.90          $ 0.17        $(0.90)             --
   For the fiscal year ended
     March 31, 2001 ..................    10.58            0.97           (0.18)        (0.97)             --
   For the fiscal year ended
     March 31, 2000 ..................     9.27            0.83            1.31         (0.83)             --
   For the fiscal year ended
     March 31, 1999 ..................    12.00            1.05           (2.60)        (1.01)         $(0.17)
   For the fiscal year ended
     March 31, 1998 ..................    11.14            0.91            1.17         (0.92)          (0.30)
CLASS B
   For the fiscal year ended
     March 31, 2002 ..................    10.31            0.83            0.18         (0.83)             --
   For the fiscal year ended
     March 31, 2001 ..................    10.50            0.90           (0.19)        (0.90)             --
   For the fiscal year ended
     March 31, 2000 ..................     9.19            0.76            1.31         (0.76)             --
   For the fiscal year ended
     March 31, 1999 ..................    11.95            0.98           (2.60)        (0.97)          (0.17)
   For the period January 12, 1998**
     through March 31, 1998 ..........    11.33            0.21            0.61         (0.20)             --
CLASS C
   For the fiscal year ended
     March 31, 2002 ..................    10.32            0.83            0.18         (0.83)             --
   For the fiscal year ended
     March 31, 2001 ..................    10.51            0.90           (0.19)        (0.90)             --
   For the fiscal year ended
     March 31, 2000 ..................     9.20            0.76            1.31         (0.76)             --
   For the fiscal year ended
     March 31, 1999 ..................    11.95            0.98           (2.59)        (0.97)          (0.17)
   For the fiscal year ended
     March 31, 1998 ..................    11.14            0.97            1.04         (0.90)          (0.30)

----------
  * Calculated based on average settled shares outstanding during the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
 **  Commencement of initial public offering.
(1)  Reflects waivers and related reimbursements.
(2) The amounts shown for a share outstanding thoughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of the sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods. Net realized and unrealized gain/(loss) on investments include forward foreign currency exchange contracts and translation of foreign currency related transactions, if any.


The accompanying notes are an integral part of the financial statements.

                                                                                                   INCREASE/(DECREASE)
                                                                                       RATIO OF         REFLECTED IN
                                      NET                                                NET          EXPENSE AND NET
                                     ASSET                               RATIO OF     INVESTMENT        INVESTMENT
                                     VALUE     TOTAL      NET ASSETS,   EXPENSES TO   INCOME TO       INCOME RATIOS       PORTFOLIO
                                     END OF  INVESTMENT  END OF PERIOD  AVERAGE NET  AVERAGE NET    DUE TO WAIVERS AND    TURNOVER
                                    PERIOD   RETURN(3)  (000'S OMITTED)  ASSETS(1)     ASSETS(1)   RELATED REIMBURSEMENTS   RATE
                                    -------  ---------- --------------- -----------  -----------   ---------------------- ---------
EMERGING MARKETS DEBT PORTFOLIO
CLASS A
 For the fiscal year ended
   March 31, 2002 ................. $10.57    10.82%     $25,752           1.75%         8.65%           1.21%            88.16%
 For the fiscal year ended
   March 31, 2001 .................  10.40     7.98       22,051           1.75          9.27            1.06            156.45
 For the fiscal year ended
   March 31, 2000 .................  10.58    24.54       28,517           1.75          8.59            1.11             91.98
 For the fiscal year ended
   March 31, 1999 .................   9.27   (12.40)      29,526           1.75         10.38            1.28             82.47
 For the fiscal year ended
   March 31, 1998 .................  12.00    19.31       33,448           1.75          7.70            1.01            128.91
CLASS B
 For the fiscal year ended
   March 31, 2002 .................  10.49    10.23        2,344           2.40          8.00            1.21             88.16
 For the fiscal year ended
   March 31, 2001 .................  10.31     7.16        1,947           2.40          8.76            1.06            156.45
 For the fiscal year ended
   March 31, 2000 .................  10.50    23.88        1,808           2.40          7.93            1.02             91.98
 For the fiscal year ended
   March 31, 1999 .................   9.19   (13.08)       1,459           2.40          9.73            1.43             82.47
 For the period January 12, 1998**
   through March 31, 1998 .........  11.95     7.29(4)       566           2.40(5)       7.13(4)(5)      2.25(4)(5)      128.91
CLASS C
 For the fiscal year ended
   March 31, 2002 .................  10.50    10.22        3,203           2.40          8.08            1.21             88.16
 For the fiscal year ended
   March 31, 2001 .................  10.32     7.16        3,240           2.40          8.75            1.06            156.45
 For the fiscal year ended
   March 31, 2000 .................  10.51    23.86        2,750           2.40          7.82            1.01             91.98
 For the fiscal year ended
   March 31, 1999 .................   9.20   (12.99)       2,165           2.40          9.73            1.16             82.47
 For the fiscal year ended
   March 31, 1998 .................  11.95    18.66        4,317           2.40          7.31            1.05            128.91

(3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment return is not annualized.
(4) The total investment return and ratios for a class of shares are not necessarily comparible to those of any other outstanding class of shares, due to the timing differences in the commencement of initial public offerings.
(5)  Annualized.

                             THE BEAR STEARNS FUNDS

                                INCOME PORTFOLIO
                        HIGH YIELD TOTAL RETURN PORTFOLIO
                         EMERGING MARKETS DEBT PORTFOLIO

                          NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Bear Stearns Funds (the "Fund") was organized as a Massachusetts business trust on September 29, 1994, and is registered with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as an open-end management investment company. The Fund currently consists of twelve separate portfolios: seven diversified portfolios, Prime Money Market Portfolio, Large Cap Value Portfolio, Small Cap Value Portfolio, International Equity Portfolio, Balanced Portfolio, High Yield Total Return Portfolio ("High Yield Portfolio") and Income Portfolio, and five non-diversified portfolios, Emerging Markets Debt Portfolio ("EMD Portfolio"), The Insiders Select Fund, Focus List Portfolio, S&P STARS Portfolio and S&P STARS Opportunities Portfolio. As of the date hereof, the Income Portfolio, High Yield Portfolio, and EMD Portfolio (each a "Portfolio" and collectively, the "Portfolios") offer four classes of shares, which have been designated as Class A, B, C and Y shares. Class Y shares of the EMD Portfolio has not commenced its initial public offering. Each Portfolio is treated as a separate entity for certain matters under the Investment Company Act, and for other purposes, and a shareholder of one Portfolio is not deemed to be a shareholder of any other Portfolio.

MANAGEMENT ESTIMATES--The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America, requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION--Each Portfolio calculates the net asset value of and completes orders to purchase or repurchase its shares of beneficial interest as of the close of regular trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m. Eastern time) on each day that the Exchange is open for trading.

Substantially all fixed-income securities (including short-term investments that are not valued using the amortized cost method) are valued each business day as of the close of regular trading on the Exchange by one or more independent pricing services (the "Pricing Services") approved by the Fund's Board of Trustees. When quoted bid prices are readily available, the Pricing Services generally value fixed-income securities at the mean of the bid and asked prices, provided that the Pricing Services believe those prices to reflect the fair market value of the securities. Other investments valued by the Pricing Services are carried at fair value as determined by the Pricing Services, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Pricing Services may take other factors into consideration in pricing securities, including institutional size transactions in similar groups of securities as well as developments related to specific securities. Securities that are not valued by a Pricing Service are valued at the average of the most recent bid and asked prices in the market in which such securities are primarily traded, or at the last sales price for securities traded primarily on an exchange or a national securities market. In the absence of reported sales of securities traded primarily on an exchange or a national securities market, the average of the most recent bid and asked prices are used. Bid price is used when no asked price is available.

Other assets and securities for which no quotations are readily available or which are restricted as to sale (or resale) are valued by such methods as the Fund's Board of Trustees deems in good faith to reflect the fair value. Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a Pricing Service approved by the Fund's Board of Trustees, are valued at fair value as determined in good faith by Bear Stearns Asset Management Inc.'s ("BSAM" or the "Adviser") Valuation Committee, pursuant to procedures approved by the Fund's Board of Trustees. The Board reviews the methods of valuation quarterly.

Short-term investments (those acquired with remaining maturities of 60 days or less) are valued at cost, plus or minus any amortized discount or premium, which approximates market value.

Expenses and fees, including the respective investment advisory, administration and distribution fees, are accrued daily and taken into account for the purpose of determining the net asset value of each Portfolio's shares. Because of the differences in operating expenses incurred by each class, the per share net asset value of each class may differ.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date (the date on which the order to buy or sell is executed). Realized gains and losses from security and foreign currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Discounts and premiums are treated as adjustments to interest income and identified costs of investments over the lives of the respective investments. The Portfolios' net investment income (other than distribution and service fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of the settled shares value of each class at the beginning of the day.

Effective April 1, 2001, the Portfolios modified the manner of accounting for paydown gains and losses on mortgage- and asset-backed securities and has recorded such amounts as an adjustment to interest income. In addition, the Portfolios amortized premiums and discounts on debt securities effective April 1, 2001. The cumulative effect of these accounting changes were immaterial.

FOREIGN CURRENCY TRANSLATION--The books and records of the Portfolios are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statements of Operations.

The Portfolios do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. However, the Portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS--A Portfolio may enter into forward foreign currency exchange contracts ("forward currency contracts") to hedge against adverse changes in the relationship of the U.S. dollar to foreign currencies. The Portfolios may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Portfolios may also use these contracts to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies. Forward currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the current contract at the time it was opened and the value at the time it was closed. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the Portfolio's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

The Portfolios had no open forward currency contracts at March 31, 2002.

U.S. FEDERAL TAX STATUS--Each Portfolio intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing during each calendar year substantially all of its ordinary income and capital gains, if any, each Portfolio intends not to be subject to a U.S. federal excise tax.

At March 31, 2002, the Portfolios had capital loss carryforwards available as a reduction to the extent provided in regulations of any future net capital gains realized before the end of fiscal year 2010. To the extent that the capital loss carryforwards are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders. The Portfolios had the following capital loss carryforwards at March 31, 2002:

                                GROSS CAPITAL LOSS   AMOUNT EXPIRING   AMOUNT EXPIRING   AMOUNT EXPIRING   AMOUNT EXPIRING
PORTFOLIO                          CARRYFORWARD          IN 2007           IN 2008           IN 2009           IN 2010
---------                       ------------------   ---------------   ---------------   ---------------   ---------------
Income Portfolio.............      $   299,200                --                  --       $   299,200                --
High Yield Portfolio.........       39,553,260          $175,885          $5,403,558        13,786,496       $20,187,321
EMD Portfolio................        2,946,218                --           2,857,775                --            88,443

For U.S. federal income tax purposes, net realized capital losses from investments incurred after October 31, 2001, within the current fiscal year are deemed to arise on the first day of the following fiscal year. The High Yield Portfolio and EMD Portfolio incurred and elected to defer such losses of $1,811,857 and $316,027, respectively.

DIVIDENDS AND DISTRIBUTIONS--Each Portfolio declares dividends from net investment income on each day the New York Stock Exchange is open for business. These dividends are paid usually on or about the twentieth day of each month. Distributions of net realized gains, if any, will be declared and paid at least annually by each Portfolio. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within capital accounts based on their U.S. federal tax-basis treatment; temporary differences do not require reclassification.

At March 31, 2002, the Income Portfolio, High Yield Portfolio and EMD Portfolio reclassified $7,637, $26,675 and $7,776, respectively, within the composition of net assets from undistributed net investment income/(loss) to accumulated net realized loss from investments and foreign currency related transactions. In addition, the EMD Portfolio reclassified $42,328 from accumulated net realized loss from investments and foreign currency related transactions to paid-in capital.

FOREIGN WITHHOLDING TAXES--Income received from sources outside of the United States may be subject to withholding and other taxes imposed by countries other than the United States.

OTHER--Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates. Some countries in which the Portfolios invest require government approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States.

TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

For the fiscal year ended March 31, 2002, BSAM, a wholly-owned subsidiary of The Bear Stearns Companies Inc., served as investment adviser pursuant to an Investment Advisory Agreement with respect to each Portfolio. Under the terms of the Investment Advisory Agreement, the Income Portfolio and High Yield Portfolio have agreed to pay BSAM a monthly fee at an annual rate of 0.45% and 0.60%, respectively, of each Portfolio's average daily net assets. The EMD Portfolio has agreed to pay BSAM a monthly fee at an annual rate of 1.00% of average daily net assets up to $50 million, 0.85% of average daily net assets of more than $50 million but not in excess of $100 million and 0.55% of average daily net assets above $100 million.

For the fiscal year ended March 31, 2002, Bear Stearns Funds Management Inc. ("BSFM" or the "Administrator") served as administrator to each Portfolio pursuant to an Administration Agreement. BSFM is entitled to receive from each Portfolio a monthly fee equal to an annual rate of 0.15% of each Portfolio's average daily net assets up to $1 billion, 0.12% of the next $1 billion, 0.10% of the next $3 billion and 0.08% of average daily net assets above $5 billion.

For the fiscal year ended March 31, 2002, BSAM has undertaken to limit the total operating expenses (exclusive of brokerage commissions, taxes, interest and extraordinary items) to a maximum annual level as a percent of each Portfolio's average daily net assets as follows:

PORTFOLIO                                                 CLASS A SHARES   CLASS B SHARES   CLASS C SHARES   CLASS Y SHARES
---------                                                 --------------   --------------   --------------   --------------
Income Portfolio.......................................        0.80%           1.45%            1.45%            0.45%
High Yield Portfolio...................................        1.00            1.65             1.65             0.65
EMD Portfolio..........................................        1.75            2.40             2.40               --

As necessary, this limitation is effected by waivers by the Adviser of its advisory fees and reimbursements of expenses exceeding the advisory fee. For the fiscal year ended March 31, 2002, the advisory fee waivers and reimbursements of expenses (in order to maintain the expense limitation) were as follows:

PORTFOLIO                                                                  ADVISORY FEE WAIVERS   EXPENSE REIMBURSEMENTS
---------                                                                  --------------------   ----------------------
Income Portfolio........................................................        $138,087                $306,705
High Yield Portfolio....................................................         643,460                      --
EMD Portfolio...........................................................         283,764                  16,620

The Portfolios will not pay BSAM at a later time for any amounts BSAM may waive, nor will the Portfolios reimburse BSAM for any amounts BSAM may assume.

Custodial Trust Company, a wholly-owned subsidiary of The Bear Stearns Companies Inc. and an affiliate of BSAM, BSFM and Bear, Stearns & Co. Inc., serves as custodian to the Income Portfolio and High Yield Portfolio. Effective April 1, 2002, Custodial Trust Company also serves as custodian to the EMD Portfolio.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING PLAN

The Fund, on behalf of the Portfolios, has entered into a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act. Under the Distribution Plan, each Portfolio paid Bear Stearns a fee at an annual rate of 0.10% for Class A shares and 0.75% for both Class B and C shares. The Fund, on behalf of the Portfolios, has adopted a Shareholder Servicing Plan whereby each Portfolio paid Bear Stearns fees of up to 0.25% of its Class A, B and C shares.

Fees are based on the average daily net assets in each class of each Portfolio and are accrued daily and paid quarterly or at such other intervals as the Board of Trustees may determine. For the fiscal year ended March 31, 2002, Bear Stearns earned $93,828, $466,854 and $63,566 for the Income Portfolio, High Yield Portfolio and EMD Portfolio, respectively, in distribution fees. The fees paid to Bear Stearns under the Distribution Plan are payable without regard to actual expenses incurred. Bear Stearns uses these fees to pay broker-dealers whose clients hold each Portfolio's shares and other distribution-related activities. For the same period, Bear Stearns earned $51,316, $307,491 and $70,929 for the Income Portfolio, High Yield Portfolio and EMD Portfolio, respectively, in shareholder servicing fees. Bear Stearns uses shareholder servicing fees to pay broker-dealers and other financial institutions that provide for personal service in connection with the maintenance of shareholder accounts.

In addition, as Distributor of the Portfolios, Bear Stearns collects the sales charges imposed on sales of each Portfolio's Class A shares, and reallows a portion of such charges to dealers through which the sales are made. In addition, Bear Stearns advanced 4.25% and 1.00% in sales commissions on the sale of Class B and C shares, respectively, to dealers at the time of such sales.

For the fiscal year ended March 31, 2002, Bear Stearns has advised each Portfolio that it received $47,470, $202,128 and $10,566 in front-end sales charges resulting from sales of Class A shares of the Income Portfolio, High Yield Portfolio and EMD Portfolio, respectively. From these fees, Bear Stearns paid sales charges to dealers which in turn paid commissions to salespersons. In addition, Bear Stearns has advised the Income Portfolio, High Yield Portfolio and EMD Portfolio that during the fiscal year ended March 31, 2002, it received $5,089 from the High Yield Portfolio in contingent deferred sales charges ("CDSC") upon certain redemptions by Class A shareholders and $37,739, $82,528 and $3,713 from each Portfolio, respectively, in CDSC upon certain redemptions by Class B shareholders and $2,307, $2,743 and $615 from each Portfolio, respectively, in CDSC upon certain redemptions by Class C shareholders.

INVESTMENTS IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at March 31, 2002, were $40,917,753, $144,455,482 and $30,470,576 for the Income Portfolio,
High Yield Portfolio and EMD Portfolio, respectively. Accordingly, the net unrealized appreciation/(depreciation) on investments for each Portfolio were as follows:

                                                                                                             NET
                                                                              GROSS         GROSS        APPRECIATION/
PORTFOLIO                                                                 APPRECIATION   DEPRECIATION   (DEPRECIATION)
---------                                                                 ------------   ------------   --------------
Income Portfolio.......................................................    $  310,867    $  (786,827)    $  (475,960)
High Yield Portfolio...................................................     4,844,911     (3,184,047)      1,660,864
EMD Portfolio..........................................................     2,834,785     (1,757,078)      1,077,707

For the fiscal year ended March 31, 2002, aggregate purchases and sales of portfolio securities (excluding short-term investments) for each Portfolio were as follows:

PORTFOLIO                                                                   PURCHASES       SALES
---------                                                                 ------------   ------------
Income Portfolio.......................................................   $ 82,106,890   $ 69,514,597
High Yield Portfolio...................................................    291,565,243    251,447,351
EMD Portfolio..........................................................     26,163,653     23,187,423

SHARES OF BENEFICIAL INTEREST

Each Portfolio offers Class A, B, C and Y shares. Class A shares are sold with a front-end sales charge of up to 4.50% for each Portfolio. Class B shares are sold with a CDSC of up to 5.00% within six years of purchase. Class C shares are sold with a CDSC of 1.00% within the first year of purchase. There is no sales charge or CDSC on Class Y shares, which are offered primarily to institutional investors. Transactions in shares of beneficial interest for each Portfolio were as follows:

                                                                                    INCOME PORTFOLIO
                                                                         ----------------------------------------
                                                                            SALES     REPURCHASES   REINVESTMENTS
                                                                         ----------   -----------   -------------
CLASS A
FOR THE FISCAL YEAR ENDED MARCH 31, 2002
Shares................................................................      794,472       688,148          24,544
Value.................................................................   $9,532,988    $8,218,320        $295,102
FOR THE FISCAL YEAR ENDED MARCH 31, 2001
Shares................................................................      809,598       571,310          15,073
Value.................................................................   $9,677,061    $6,839,617        $176,005
CLASS B
FOR THE FISCAL YEAR ENDED MARCH 31, 2002
Shares................................................................      603,678       450,445          13,598
Value.................................................................   $7,318,268    $5,427,360        $163,506
FOR THE FISCAL YEAR ENDED MARCH 31, 2001
Shares................................................................      275,463        55,113           9,045
Value.................................................................   $3,244,108    $  651,691        $105,666
CLASS C
FOR THE FISCAL YEAR ENDED MARCH 31, 2002
Shares................................................................      429,355       209,437          14,073
Value.................................................................   $5,167,296    $2,510,222        $169,147
FOR THE FISCAL YEAR ENDED MARCH 31, 2001
Shares................................................................      341,033       242,107           8,522
Value.................................................................   $4,030,013    $2,845,724        $ 99,278
CLASS Y
FOR THE FISCAL YEAR ENDED MARCH 31, 2002
Shares................................................................      449,139        90,492          35,969
Value.................................................................   $5,419,286    $1,088,280        $432,101
FOR THE FISCAL YEAR ENDED MARCH 31, 2001
Shares................................................................      382,870       120,553          18,261
Value.................................................................   $4,572,763    $1,378,968        $212,930

                                                                                  HIGH YIELD PORTFOLIO
                                                                        -----------------------------------------
                                                                           SALES      REPURCHASES   REINVESTMENTS
                                                                        -----------   -----------   -------------
CLASS A
FOR THE FISCAL YEAR ENDED MARCH 31, 2002
Shares...............................................................     3,756,865     3,398,078         407,597
Value................................................................   $32,035,477   $28,817,466      $3,446,664
FOR THE FISCAL YEAR ENDED MARCH 31, 2001
Shares...............................................................     4,812,964     1,812,714         305,479
Value................................................................   $43,581,437   $16,469,672      $2,785,806
CLASS B
FOR THE FISCAL YEAR ENDED MARCH 31, 2002
Shares...............................................................     1,370,939       669,402         142,929
Value................................................................   $11,652,781   $ 5,655,996      $1,207,816
FOR THE FISCAL YEAR ENDED MARCH 31, 2001
Shares...............................................................     1,176,384       684,610         115,057
Value................................................................   $10,484,107   $ 6,180,060      $1,054,218
CLASS C
FOR THE FISCAL YEAR ENDED MARCH 31, 2002
Shares...............................................................     1,174,111       328,871         135,936
Value................................................................   $ 9,955,418   $ 2,780,854      $1,148,557
FOR THE FISCAL YEAR ENDED MARCH 31, 2001
Shares...............................................................     1,414,173       891,343         116,638
Value................................................................   $13,042,066   $ 8,129,047      $1,066,374
CLASS Y
FOR THE PERIOD JULY 11, 2001* THROUGH MARCH 31, 2002
Shares...............................................................     2,020,342        53,273          50,186
Value................................................................   $17,027,227   $   448,058      $  421,359

-------------
* Commencement of initial public offering.

                                                                                        EMD PORTFOLIO
                                                                         ----------------------------------------
                                                                            SALES     REPURCHASES   REINVESTMENTS
                                                                         ----------   -----------   -------------
CLASS A
FOR THE FISCAL YEAR ENDED MARCH 31, 2002
Shares................................................................      736,954       543,454         121,170
Value.................................................................   $7,675,363   $ 5,663,699      $1,259,366
FOR THE FISCAL YEAR ENDED MARCH 31, 2001
Shares................................................................      643,599     1,353,929         136,641
Value.................................................................   $6,780,969   $14,062,273      $1,414,333
CLASS B
FOR THE FISCAL YEAR ENDED MARCH 31, 2002
Shares................................................................       40,439        17,259          11,607
Value.................................................................   $  420,210   $   178,032      $  119,651
FOR THE FISCAL YEAR ENDED MARCH 31, 2001
Shares................................................................       45,195        39,859          11,181
Value.................................................................   $  466,666   $   407,231      $  115,042
CLASS C
FOR THE FISCAL YEAR ENDED MARCH 31, 2002
Shares................................................................       26,002        52,882          18,115
Value.................................................................   $  269,943   $   544,395      $  186,735
FOR THE FISCAL YEAR ENDED MARCH 31, 2001
Shares................................................................      131,299        97,613          18,428
Value.................................................................   $1,346,274   $ 1,004,457      $  189,540

CREDIT FACILITY

The Fund has entered into a demand promissory note arrangement with JPMorgan Chase Bank (the "Bank") to provide an uncommitted credit facility to the Fund (on behalf of each Portfolio). The credit facility bears interest at the greater of: (i) the rate otherwise in effect for such loan plus 2%, or (ii) that rate of interest from time to time announced by the bank at its principal office as its prime commercial lending rate plus 2%, with such interest to be payable on demand and upon payment in full of such principal. High Yield Portfolio as a fundamental policy is permitted to borrow in an amount up to 331/3% of the value of its assets. Income Portfolio and EMD Portfolio, each intend to borrow money only for temporary or emergency (not leveraging) purposes and only in amounts not to exceed 15% of its net assets.

Each loan is payable on demand or upon termination of this credit facility or on the last day of the interest period and, in any event, not later than 14 days from the date the loan was advanced.

In addition, EMD Portfolio was able to borrow, for temporary purposes, from its custodian, Brown Brothers Harriman & Co., to cover periodic overdrafts. There were no such borrowings either at or during the fiscal year ended March 31, 2002.

Amounts outstanding under the credit facility during the fiscal year ended March 31, 2002, were as follows:.

                                                                      MAXIMUM LOAN AMOUNT
PORTFOLIO                                      AVERAGE LOAN BALANCE       OUTSTANDING       AVERAGE INTEREST RATE
---------                                      --------------------   -------------------   ---------------------
Income Portfolio............................           $295                 $107,600               3.06%

The High Yield Portfolio and EMD Portfolio had no amounts outstanding under the credit facility either at or during the fiscal year ended March 31, 2002. The Income Portfolio had no amounts outstanding under the credit facility at March 31, 2002.

CONCENTRATION OF RISK--HIGH YIELD PORTFOLIO

Lower-rated debt securities (commonly known as "junk bonds") possess speculative characteristics and are subject to greater market fluctuations and risk of lost income and principal than higher-rated debt securities for a variety of reasons. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated debt securities and the High Yield Portfolio's net asset value.

CONCENTRATION OF RISK--EMD PORTFOLIO

Investments in emerging markets debt involve special risks. The issuer of the debt and the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the EMD Portfolio may have limited legal recourse in the event of a default. Certain emerging countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging country's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The EMD Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the EMD Portfolio of any restrictions on investments. Most securities markets in emerging market countries may have substantially less volume and are subject to less government supervision than U.S. securities markets. Securities of many issuers in emerging market countries may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging market countries than in the U.S.

SUBSEQUENT EVENTS

On May 6, 2002, the Board of Trustees of the Fund approved a plan to terminate and liquidate the EMD Portfolio. At such meeting, the Board of Trustees determined that based on the diminished net asset levels and economics in supporting and operating the EMD Portfolio, it was in the best interests of shareholders to adopt such plan of liquidation. On or about June 30, 2002 (the "Liquidation Date"), the EMD Portfolio will liquidate its assets and distribute cash PRO RATA to all remaining shareholders who have not previously redeemed or exchanged all of their shares. Sales of shares of the EMD Portfolio have been suspended. As an accommodation to shareholders, the EMD Portfolio will automatically exchange shareholders' shares on the Liquidation Date into the Bear Stearns Money Market Fund, unless otherwise instructed.

                             THE BEAR STEARNS FUNDS

                                Income Portfolio
                        High Yield Total Return Portfolio
                         Emerging Markets Debt Portfolio

                          INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Income Portfolio
High Yield Total Return Portfolio
Emerging Markets Debt Portfolio
(Series of The Bear Stearns Funds):

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Income Portfolio, High Yield Total Return Portfolio and Emerging Markets Debt Portfolio (collectively, the "Portfolios") as of March 31, 2002, and the related statements of operations for the year then ended, and changes in net assets for each of the years for the two year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2002 by correspondence with custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Income Portfolio, High Yield Total Return Portfolio and Emerging Markets Debt Portfolio as of March 31, 2002, the results of their operations, the changes in their net assets and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
May 10, 2002

                             THE BEAR STEARNS FUNDS

                                Income Portfolio
                        High Yield Total Return Portfolio
                         Emerging Markets Debt Portfolio

                           SHAREHOLDER TAX INFORMATION

Each Portfolio is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of each Portfolio's fiscal year end (March 31, 2002) as to the U.S. federal tax status of distributions received by each Portfolio's shareholders in respect of such fiscal year. During the fiscal year ended March 31, 2002, the following dividends per share were paid by each of the Portfolios:

                                             HIGH YIELD       EMERGING
                                INCOME      TOTAL RETURN    MARKETS DEBT
                               PORTFOLIO     PORTFOLIO       PORTFOLIO
                             ------------   ------------   -------------
Net Investment Income:
Class A                      $0.611309061   $0.726522446   $0.914361538
Class B                       0.533073266    0.671283665    0.839977495
Class C                       0.533051693    0.671284431    0.837944380
Class Y                       0.653450525    0.509273925             --

Approximately all dividends from the Emerging Markets Debt Portfolio were derived from income on foreign obligations; however they were not subject to foreign withholding taxes.

With respect to each Portfolio, none of its ordinary income dividends qualify for the corporate dividends received deduction.

Because each Portfolio's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2002. The second notification, which will reflect the amount to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2003.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their actual ordinary dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Portfolios, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult with their own tax advisers with respect to the tax consequences of their investment in the Portfolios.

                             THE BEAR STEARNS FUNDS

                              TRUSTEES AND OFFICERS

The following information is provided for each Trustee and Officer of The Bear Stearns Funds (the "Trust") as of December 31, 2001. Each Trustee oversees all 12 portfolios of The Bear Stearns Funds. The Statement of Additional Information includes additional information about the Trustees and is available without charge, upon request, by calling PFPC Inc. at 1-800-447-1139 or 1-800-766-4111. The mailing address of the Trustees and Officers is 383 Madison Avenue, New York, New York 10179.

----------------------------------------------------------------------------------------------------------------------------------
                           POSITION WITH
                           THE TRUST AND
  NAME AND AGE OF          LENGTH OF TIME                                                                OTHER DIRECTORSHIPS
      TRUSTEE                SERVED(1)           PRINCIPAL OCCUPATION(S) IN THE PAST 5 YEARS                HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
                                                      INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------------------------
Peter M. Bren - 69       Trustee, since 1995   Chairman and President, Koll Bren Schreiber           None
                                               Realty Advisers (realty)
-------------------------------------------------------------------------------------------------------------------------------
John S. Levy - 67        Trustee, since 2000   Managing Partner, Fayerwearther Capital               Director, SL Green
                                               Partners (private investment partnership)
----------------------------------------------------------------------------------------------------------------------------------
M.B. Oglesby, Jr. - 59   Trustee, since 1995   Consultant; Formerly, Chief of Staff to               None
                                               United States Trade Representative,
                                               Executive Office of the President (2001-2002);
                                               Consultant, Chairman, Oglesby Properties, Inc.;
                                               President and Chief Executive Officer,
                                               Association of American Railroads; Vice
                                               Chairman, Cassidy & Associates; Senior
                                               Vice President, RJR Nabisco (1989-1996)
----------------------------------------------------------------------------------------------------------------------------------
Robert E.                Trustee, since 2000   Retired; Formerly, Vice President, Broker/Dealer      None
Richardson - 61                                Department, Mellon Bank (financial services)
                                               (1990-1999)
----------------------------------------------------------------------------------------------------------------------------------
                                                   "INTERESTED" TRUSTEES(2)
----------------------------------------------------------------------------------------------------------------------------------
Michael Minikes - 59     Chairman of the       Treasurer, The Bear Stearns Companies Inc.            Director, Custodial Trust
                         Board and Trustee,    and Bear, Stearns & Co. Inc.; Senior Managing         Company; Director,
                         since 1999            Director, Bear, Stearns & Co. Inc.;                   Bear Stearns Bank plc
                                               Co-President, Bear, Stearns Securities
                                               Corporation (1999-present)
----------------------------------------------------------------------------------------------------------------------------------
Doni L. Fordyce - 43     President and         Chief Executive Officer, Chief Operating Officer,     Director and President,
                         Trustee, since        Bear Stearns Asset Management Inc.                    BSAM Capital Corp.;
                         2000                  (2000-present); Senior Managing Director,             Director and Chairman of the
                                               Bear Stearns FOF Asset Management LLC                 Board, Bear Stearns
                                               (1998-present), Bear Stearns Private                  Realty Partners Corporation;
                                               Opportunity Ventures Management LLC                   Director, Bear Stearns Asset
                                               (2000-present); Senior Managing Director and          Management (Ireland)
                                               Investment Committee Member, Bear Stearns             Limited, Bear Stearns Asset
                                               FOF II Asset Management LLC (1998-present),           Management (Luxembourg)
                                               Bear Stearns Ventures Management LLC                  S.A., Bear Stearns Funds plc,
                                               (2000-present); Senior Managing Director and          Bear Stearns Multi-Strategy
                                               President's Advisory Council Committee                Offshore Fund, Ltd.;
                                               Member, Bear, Stearns & Co. Inc. (1996-present)       Director and Executive
                                               Investment Committee Member,                          Vice President, Priton
                                               Lynx New Media Ventures LP (2000-present)             Holding, Inc.
----------------------------------------------------------------------------------------------------------------------------------
Robert M.                Trustee, since 2001   Senior Managing Director, Bear, Stearns & Co.         None
Steinberg - 56                                 Inc.
----------------------------------------------------------------------------------------------------------------------------------

(1) The term of office for a Trustee is indefinite, until he or she resigns, is removed or a successor is elected and qualified.
(2) The Interested Trustees are considered to be interested persons as defined by the Investment Company Act of 1940, as amended, because of their employment with The Bear Stearns Funds' adviser or principal underwriter.

----------------------------------------------------------------------------------------------------------------------------------
                           POSITION WITH
                           THE TRUST AND
  NAME AND AGE OF          LENGTH OF TIME                                                                    DIRECTORSHIPS
      OFFICER                SERVED(1)           PRINCIPAL OCCUPATION(S) IN THE PAST 5 YEARS                HELD BY OFFICER
----------------------------------------------------------------------------------------------------------------------------------
                                                  OFFICERS WHO ARE NOT TRUSTEES
----------------------------------------------------------------------------------------------------------------------------------
Barry Sommers - 33       Executive Vice        Senior Managing Director, Bear, Stearns & Co.         None
                         President, since      Inc. (2000-present); Managing Director and
                         1998                  Head of Marketing and Sales for the Trust
                                               (1997-present)
----------------------------------------------------------------------------------------------------------------------------------
Stephen A.               Vice President        General Counsel, Bear Stearns Asset                   Director, Bear Stearns Asset
Bornstein - 59           and Secretary,        Management Inc. (1997-present); Managing              Management (Ireland)
                         since 1995            Director, Executive Vice President, Ethics            Limited, Bear Stearns Asset
                                               Committee Member and Best Execution                   Management (Luxembourg)
                                               Committee Member, Bear Stearns Asset                  S.A, Bear Stearns Funds plc,
                                               Management Inc. (1997-present); Managing              Bear Stearns Multi-Strategy
                                               Director and Principal 401(k) Committee               Offshore Fund, Ltd., Bear
                                               Member, Bear, Stearns & Co. Inc.                      Stearns Mutli-Strategy
                                               (1985-present); Vice President and Secretary,         Protected Limited,
                                               Bear Stearns FLLC Corp. (1996-present);               Bear Stearns Mutli-Strategy
                                               General Counsel and Secretary, Bear Stearns           Protected SPV Limited;
                                               Funds Management Inc. (1997-present);                 Director, Executive
                                               Assistant Secretary, Gregory Madison Avenue           Vice President and Secretary,
                                               Inc. (corporation) (1998-present); Co-Secretary,      BSAM Capital Corp.;
                                               New Castle Holding, Inc. (holding company)            Director and President,
                                               (1998-present), New Castle Holding Partners           MBS Cayman Funding
                                               LLC (investment company) (1999-present);              Limited.
                                               General Counsel, Executive Vice President and
                                               Secretary, Priton Holding, Inc. (holding
                                               company)(1998-present)
----------------------------------------------------------------------------------------------------------------------------------
Frank J. Maresca - 43    Vice President        President and Chief Executive Officer, Bear           None
                         and Treasurer,        Stearns Fund Management Inc. (1997-present);
                         since 1995            Senior Managing Director, Bear, Stearns &
                                               Co. Inc. (2001-present); Managing Director,
                                               Bear, Stearns & Co. Inc. (1997-2001); Assistant
                                               Treasurer, The Cornerstone Strategic Return
                                               Fund, Inc. (2001-present), Cornerstone
                                               Strategic Value Fund, Inc. (2001-present),
                                               EIS Fund, Inc. (2002-present) and Progressive
                                               Return Fund, Inc. (2001-present)
----------------------------------------------------------------------------------------------------------------------------------
Vincent L.               Assistant             Executive Vice President, Bear Stearns Funds          None
Pereira - 36             Treasurer, since      Management Inc. (1997-present); Managing
                         1995                  Director, Bear, Stearns & Co. Inc.
                                               (1999-present), Associate Director, Bear,
                                               Stearns & Co. Inc. (1997-1999)
----------------------------------------------------------------------------------------------------------------------------------

(1) The term of office for an Officer is indefinite, until he or she resigns, is removed or a successor has been duly elected and qualified.

                             THE BEAR STEARNS FUNDS

                                INCOME PORTFOLIO
                        HIGH YIELD TOTAL RETURN PORTFOLIO
                         EMERGING MARKETS DEBT PORTFOLIO

                                 PRIVACY NOTICE

While information is the cornerstone of our ability to provide superior service, our most important assets are our shareholders and the trust that they place in us. Keeping shareholder information secure and using it only as our shareholders would want us to are top priorities at The Bear Stearns Funds.

We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and mailers that assist us in the distribution of shareholder materials. This allows us to continue to meet your investing needs, and to effect transactions that you request or authorize.

These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.

You may have received communications regarding information privacy on policies from other financial institutions that gave you the opportunity to "opt-out" of certain information sharing with companies that are not affiliated with that financial institution. The Bear Stearns Funds does not share information with other companies for purposes of marketing solicitations. Therefore, The Bear Stearns Funds does not provide opt-out options to its shareholders.

We reserve the right to change our privacy policy at any time. The examples contained within this notice are illustrations; they are not intended to be exclusive. This notice complies with a recently enacted Federal law and new SEC regulations regarding privacy. You may have additional rights under foreign or other domestic laws that may apply to you.

May 2002

                                      THE
                                  BEAR STEARNS
                                      FUNDS
              383 MADISON AVENUE, NEW YORK, NY 10179 1.800.766.4111


     Michael Minikes                           Chairman of the Board and Trustee
     Doni L. Fordyce                           President and Trustee
     Peter M. Bren                             Trustee
     John S. Levy                              Trustee
     M. B. Oglesby, Jr.                        Trustee
     Robert E. Richardson                      Trustee
     Robert M. Steinberg                       Trustee
     Barry Sommers                             Executive Vice President
     Stephen A. Bornstein                      Vice President and Secretary
     Frank J. Maresca                          Vice President and Treasurer
     Vincent L. Pereira                        Assistant Treasurer

     INVESTMENT ADVISER                        TRANSFER AND DIVIDEND
     Bear Stearns Asset                        DISBURSEMENT AGENT
     Management Inc.                           PFPC Inc.
     383 Madison Avenue                        Bellevue Corporate Center
     New York, NY 10179                        400 Bellevue Parkway
                                               Wilmington, DE 19809

     ADMINISTRATOR                             INDEPENDENT AUDITORS
     Bear Stearns Funds                        Deloitte & Touche LLP
     Management Inc.                           Two World Financial Center
     383 Madison Avenue                        New York, NY 10281
     New York, NY 10179

     DISTRIBUTOR                               COUNSEL
     Bear, Stearns & Co. Inc.                  Kramer Levin
     383 Madison Avenue                        Naftalis & Frankel LLP
     New York, NY 10179                        919 Third Avenue
                                               New York, NY 10022

     INCOME PORTFOLIO AND                      EMERGING MARKETS DEBT
     HIGH YIELD TOTAL RETURN                   PORTFOLIO:
     PORTFOLIO:                                CUSTODIAN
     CUSTODIAN                                 Brown Brothers Harriman & Co.
     Custodial Trust Company                   40 Water Street
     101 Carnegie Center                       Boston, MA 02109
     Princeton, NJ 08540

This report is submitted for the general information of the shareholders of each Portfolio. It is not authorized for distribution to prospective investors in each Portfolio unless it is preceded or accompanied by a current prospectus which includes details regarding each Portfolio's objectives, policies, sales commissions and other information. Total investment return is based on historical results and is not intended to indicate future performance. The investment return and principal value of an investment in each Portfolio will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than original cost.